UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

380 Madison Avenue, 21st Floor New York, NY 10017

(Address of principal executive offices) (Zip code)

The Corporation Trust Company 1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

WisdomTree Trust

Currency, Fixed Income and Alternative Funds

Annual Report

August 31, 2012

Currency Funds:

WisdomTree Dreyfus Brazilian Real Fund (BZF)

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

WisdomTree Dreyfus Commodity Currency Fund (CCX)

WisdomTree Dreyfus Emerging Currency Fund (CEW)

WisdomTree Dreyfus Indian Rupee Fund (ICN)

WisdomTree Dreyfus Japanese Yen Fund (JYF)

WisdomTree Dreyfus South African Rand Fund (SZR)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Euro Debt Fund (EU)

Alternative Funds:

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the Trust. “Dreyfus” is a registered mark of The Dreyfus Corporation and is licensed for use by the Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Economic Environment

The global economy continued to expand, albeit at a tepid pace, over the year ended August 31, 2012. Global growth projections, however, were consistently revised downward during the period under the weight of concerns about the European debt crisis, the U.S. fiscal cliff, and slowing Chinese growth. Emerging market countries in aggregate continued to grow at faster rates than those in the developed world during the period, but the pace of growth moderated. In response, central banks globally sought to stimulate their economies through monetary and fiscal policy. Emerging market central banks spurred their economies through interest rate cuts; developed market leaders in the U.S., U.K., and Europe pledged asset purchases and loans to support markets unnerved by fears that depressed economic conditions in the Eurozone could spread.

Investor sentiment and expectations for economic growth seemed to focus not only on developments in the Eurozone, but also on the slowing of economic momentum in China. Fears of deteriorating economic conditions spreading to other European countries weighed on investors’ minds at the start of the fiscal year in September 2011. Rating agency Standard and Poor’s cut Italy’s debt rating from A+ to A as a sign of the deepening crisis. In the U.S., the Fed announced “Operation Twist” in June 2011, a program designed to buy longer maturity bonds and sell shorter maturity bonds as a way to spur the economy. Weakness in investor risk appetite continued through the end of September while the “Troika” (European Central Bank (“ECB”), European Commission, and the International Monetary Fund) debated the situation in Greece. October 2011 saw policy breakthroughs as the Bank of England introduced another round of Quantitative Easing and the ECB unveiled an emergency loan program to help recapitalize member banks. Markets reacted favorably to the news moving off the year’s lows.

The long awaited “Fiscal Pact” plan put forth after an intense series of meetings in December was announced, requiring individual Eurozone countries to have balanced budgets, thus leading to the greater financial integration of Europe. In January, optimism on the European front led to an uptick in risk assets, such as emerging market currencies or equities. Investor risk appetite, however, faded markedly in April on increasing signs of a downturn in economic momentum and renewed concerns about Europe. The disappointment in Chinese economic growth, in particular, was a catalyst that sparked wider concerns about the vibrancy of the global economy. In April 2012, Spanish and Italian bond yields crept up as investor focus shifted to upcoming Greek parliamentary elections. For many, the election embodied a referendum on Greece continuing to be a part of the monetary union. Following the formation of a pro-euro coalition in Greece, the ECB provided details of a recapitalization plan for Spanish banks, providing some stability to volatile markets. While Germany called for greater fiscal integration as a condition of bailouts, risk markets rallied through the end of the fiscal year in August 2012.

Foreign Exchange and Fixed Income Markets

Investors with broad based exposures to emerging market currencies and fixed income and similar investments tied to commodity-producing countries faced a difficult market environment during the fiscal year ended August 31, 2012. Monetary policies enacted by global central banks raised prices of longer maturity bonds, but pervasive risk-aversion caused broad based strength in the U.S. dollar to detract from currency performance.

European debt concerns triggered a sharp reduction in investor risk appetite and a sell-off in risk-based assets such as foreign currencies and equities. While the September declines did not define the lows in either emerging market currencies or local debt denominated in emerging market currencies, the losses created a significant deficit to start the fiscal year. Lackluster risk-markets persisted through the end of 2011. 2012 started with renewed optimism on both the global economy and Europe’s Fiscal Pact, triggering a rally during the first four months of the calendar year.

Currencies of emerging market and commodity-producing countries, such as Australia and New Zealand, appreciated against the U.S. dollar. The Japanese yen, Indonesian

WisdomTree Currency, Fixed Income and Alternative Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (continued)

rupiah, and Brazilian real were the only currencies across WisdomTree’s Funds that depreciated against the U.S. dollar during this period.

Emerging market currencies weakened as economic growth prospects ebbed in April and European crisis concerns intensified in May, but recovered somewhat as sentiment improved over the rest of the fiscal year ended August 31, 2012. The Peruvian new sol, Chilean peso, and Philippine peso were the only currencies of emerging markets to maintain gains from the start of the year.

Global long-term interest rates fell during much of the period as central bankers attempted to stimulate economic growth. Short-term rates in G4 (U.S., U.K., Europe, and Japan) countries remained at historically low levels, with the ECB decreasing rates by 0.75% to lower levels than were seen during the financial crisis. Emerging market central banks, led by Brazil, sought to weaken their currencies and lower borrowing costs.

Interest rates in the developed world largely mimicked movements in risk sentiment. Northern European countries benefited at the expense of Southern countries during periods of uncertainty. Italian and Spanish yields signaled ongoing stresses in the Euro area. Spanish 5-year yields crossed over 5% in mid-May and did not breach this level for the remainder of the fiscal year. For many market pundits, 5% Eurozone government bond yields represented market stress that makes government borrowing costs unsustainable at these levels. Political uncertainty drove investor fears as Greek parliamentary elections were viewed to be a referendum on Greece retaining Eurozone membership. As the summer progressed, delays in a credible solution to the European sovereign debt crisis readjusted investor focus to the politics associated with developed market growth. In June, Spain formally requested aid from the ECB to recapitalize the Spanish banking system. Moves by the ECB helped to quell concern, but questions of “too big to save” and Germany’s push for greater fiscal integration kept markets on edge. Across many emerging markets, central banks loosened monetary policy after largely normalizing rates post-2009.

Fixed Income and Currency Funds’ Performance

For the fiscal year ended August 31, 2012, 5 out of 12 currency and fixed income Funds outperformed their respective performance benchmarks based on net asset value (NAV) or, in the case of the Emerging Markets Corporate Bond Fund, since its inception on March 8, 2012.

Fixed Income Funds

Income and principal gains were largely offset by currency weakness for the Emerging Market Local Debt Fund’s return of -1.45% based on NAV for the fiscal year. Over the year, rising bond prices across most emerging market countries made a strong contribution to overall Fund performance. The gains came largely from the second half of the year as downward revisions to global growth and sizable cuts in short rates by central banks triggered sharp declines in rates. Among the country exposures, local bond returns in Brazil, Indonesia, Mexico, South Africa and Poland were strong overall contributors to performance. Weaker performance from investments in Turkey and Thailand moderated Fund performance. The Fund underperformed its industry reference benchmark, the JP Morgan GBI-EM Global Diversified Index, which returned -1.01% versus the Fund’s return of -1.45% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to an overweight to Asia that decreased income potential relative to the index.

Interest rate cuts in Asia were unable to counterbalance losses from currency declines that contributed to the Asia Local Debt Fund’s return of -2.00% based on NAV for the fiscal year. The Indian rupee accounted for the greatest currency decline whereas the Philippine peso appreciated less than 1% as the Fund’s strongest performer. Concerns about slowing growth in China weighed on market sentiment and asset returns in the region. Aggressive interest rate cuts in Australia boosted bond returns, but also weakened the Australian dollar. Among the country exposures, the Philippines, China, and Australia were strong overall contributors to performance. The Indian rupee depreciated to all time lows over the period causing a drag on Fund returns. The Fund underperformed its industry reference benchmark, the HSBC Asian Local Bond Index, which returned 1.05% versus the Fund’s

2	WisdomTree Currency, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

return of -2.00% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to the Fund’s shorter aggregate duration, or interest rate sensitivity, relative to the index. The shorter duration of the Fund relative to the index also produced a lower yield. As central banks cut interest rates in Asia, longer duration securities outperformed shorter duration securities given their greater sensitivity to interest rates (as interest rates decline, bond prices increase).

In July, the country and debt exposures of the Asia Local Debt Fund and Emerging Markets Local Debt Fund were reassessed within the context of their structured investment process. The exposures were retained for both the Emerging Markets Local Debt Fund and the Asia Local Debt Fund. To better align the annual review process with the end of the fiscal year, both Funds have moved the review process to the end of July.

On October 19, 2011, the WisdomTree Dreyfus Euro Fund was converted into the Euro Debt Fund. The Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in euros. The Fund is actively managed and it utilizes a Spliced Euro Debt Composite as a reference for investment performance. The Spliced Euro Debt Composite tracks the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index through October 18, 2011. Thereafter, the composite tracks the BofA Merrill Lynch Euro Government Index. The BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month euro-denominated bank deposits. LIBID is the London Interbank Bid Rate, or the rate at which banks are willing to borrow. The BofA Merrill Lynch Euro Government Index is a market capitalization-weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries. The Fund outperformed its reference benchmark, which declined -5.43% versus the Fund’s decline of -5.37% based on NAV for the fiscal year. The Fund’s outperformance can be attributed to avoiding investments in Portugal, Italy, Ireland, and Spain.

On October 25, 2011, the WisdomTree Dreyfus New Zealand Dollar Fund was converted into the Australia & New Zealand Debt Fund. The Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in Australian or New Zealand dollars. The Fund employs a structured approach in balancing its investments between debt of sovereign and semi-government issuers (local, state, and territory governments of Australia) within the two countries and the debt of supranational and other agencies (for example, developmental organizations such as the World Bank or International Monetary Fund) in these countries. Country and sector exposures are rebalanced back to target weighting quarterly. The Fund is actively managed and it utilizes a Spliced Australia & New Zealand Debt Composite as a reference benchmark. The Spliced Australia & New Zealand Debt Composite tracks the the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index through October 24, 2011. Thereafter, the composite tracks an 80% / 20% weighted exposure to the local currency bond markets of Australia and New Zealand, respectively. Performance for Australia is proxied by the total returns of the Citigroup Australian Broad Investment-Grade Index. Performance for the New Zealand bond market is proxied by the JP Morgan New Zealand Government Bond Index. The Citigroup Australian Broad Investment-Grade Index is a market capitalization weighted index designed to represent the Australian fixed-coupon bond market, including government, semi-government, and investment grade credit markets (including supranational issuers). The JP Morgan New Zealand Government Bond Index is a market capitalization weighted index of locally denominated, fixed rate government debt. The BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month New Zealand dollar-denominated bank deposits. LIBID is the London Interbank Bid Rate, or the rate at which banks are willing to borrow. The Fund underperformed its reference benchmark, which returned 3.21% versus the Fund’s return of 0.76% based on NAV for the fiscal year. This was the result of the Fund’s investments in shorter duration securities that underperformed as the Royal Bank of Australia cut interest rates.

WisdomTree Currency, Fixed Income and Alternative Funds	3

Management’s Discussion of Funds’ Performance (unaudited) (continued)

On March 8, 2012, the Emerging Markets Corporate Bond Fund was launched. The Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in the debt of emerging markets corporate issuers. While the Fund is actively managed, it utilizes the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad as a guideline for investment performance. The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East / Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index). It is a commonly used benchmark by many mutual funds and separate accounts investing in the asset class. For the period March 8, 2012 through August 31, 2012, the Fund returned 5.64% as compared to 4.88% for the the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad. Catalysts for performance were primarily driven by an overweight to corporations in Latin America that performed well during the period since inception.

Currency Funds

Income return was a strong driver of fund performance over the last year. Many countries’ currencies depreciated versus the U.S. dollar as risk aversion dominated much of the fiscal year. During periods of risk aversion, many investors seek the safety of developed market currencies such as the U.S. dollar and Japanese yen causing them to appreciate relative to other currencies. Among the single currency funds for the fiscal year, 3 of the 5 funds produced total returns based on NAV which exceeded the change in value of the underlying currency by more than 4.0% (see pages 6 to 12 herein for a discussion of standardized performance for each Fund). Of the weakest performing single currency funds, the Brazilian Real Fund and the Indian Rupee Fund, generated total returns for the fiscal year that were significantly greater than the underlying change in the spot return of the currency. Spot currency returns represent the change in foreign exchange rates versus the U.S. dollar available for immediate delivery. The Brazilian Real Fund fell -16.14% for the fiscal year based on NAV, outperforming the -21.73% depreciation in the Brazilian real versus the U.S. dollar. The Indian Rupee Fund declined -11.93% in value for the fiscal year based on NAV, while the Indian rupee declined by -17.27%. The South African Rand Fund, which declined -12.80% for the fiscal year based on NAV, produced returns that exceeded movements in the spot currency, but did not exceed spot rate returns as dramatically as the Brazilian Real Fund or the Indian Rupee Fund. The Chinese Yuan Fund, which declined -0.15% for the fiscal year based on NAV, boosted relative performance versus the Chinese yuan through changes made during the previous fiscal year (such as investing in Chinese time deposits and forwards), but was not able to outperform the spot return of 0.48%. The Japanese Yen Fund, which returned -2.61% for the fiscal year based on NAV, underperformed movements in the yen spot currency, which declined by -2.34%. This was due to the low level of interest rates available from the yen-denominated money market instruments combined with the impact of Fund expenses. Depreciation of the Japanese yen relative to the U.S. dollar was emblematic of broad based U.S. dollar strength over the fiscal year ended August 31, 2012.

The Emerging Currency Fund posted a -6.36% return over the fiscal year, underperforming its industry benchmark, the JP Morgan Emerging Local Markets Index Plus by 1.52%. The currencies of Brazil, India, South Africa, Poland, and Russia depreciated by more than 10% against the U.S. dollar over the period. Index allocations to Taiwan and Singapore, which did not depreciate as much against the U.S. dollar, helped mute index losses as the U.S. dollar appreciated broadly against emerging market currencies.

Changes were implemented within the Emerging Currency Fund for the coming year. As part of the annual currency selection review in July, the Fund’s Investment Committee decided to expand the currency basket to 15 currencies by adding the Colombian peso, Philippine peso, and Thai bhat. Increased trading volume and improved liquidity in all three currencies was the primary factor for their inclusion in the Fund.

4	WisdomTree Currency, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

The Commodity Currency Fund declined by -5.75% over the fiscal year, underperforming its industry benchmark, the Equal-Weighted Commodity Currency Composite by 0.78%. Fund expenses accounted for the majority of the performance differential. All commodity currencies depreciated against the U.S. dollar as concerns about commodity demand weighed on prices. The currencies of Brazil, Russia, and South Africa depreciated by more than 10% against the U.S. dollar over the period.

Alternative Funds’ Performance

The Managed Futures Strategy Fund posted a -15.47% return based on NAV for the fiscal year ended August 31, 2012. The market environment during the period was challenging for the Fund, as markets were characterized by volatility and sustained trends were not easily discernible in either the commodity or financial futures markets. This volatility was primarily associated with global government policies that have resulted in historically low interest rates, political tensions increasing, and extreme weather patterns. As the Fund uses a trend-following strategy, volatility and lack of sustained market trends dampened Fund performance.

Currency and interest rate markets were influenced by several factors, including, a second round of Quantitative Easing (QE2) in early November in the U.S., ECB rumors and interventions as the economic situation in Europe deteriorated, and Asian policies to spur economic growth in two of the largest economies in the region — China and Japan. In response to global uncertainty there was a flight to quality that benefited U.S. Treasuries over the year. In terms of currencies, the Japanese yen, generally considered a safe-haven currency, was one of the more volatile currencies over the year. The yen appreciated to post World War II highs versus the U.S. dollar until March when the Bank of Japan intervened in the currency markets in an attempt to weaken the yen and spur Japan’s export-driven economy. The euro was another major currency that trended down over the year, but was extremely volatile throughout the period. There were two opposing factors influencing the euro during the year: the ailing European periphery economies weighing down the value of the currency and the central bank interventions that helped support the value of the euro.

Commodity futures were impacted by three primary forces during the fiscal year. First, the U.S. witnessed a mild winter and one of the worst droughts since the 1950s, which devastated agricultural crops, lowered yields and increased prices for wheat and corn. As a result, costs for livestock spiked dramatically and livestock futures suffered throughout the spring and summer. Second, precious metals such as silver benefited from the global monetary easing as well as political uncertainty in many parts of the world. Third, political tensions escalating in the Middle East and the threat of storms shutting down oil refineries in the U.S. impacted the energy market. The first quarter of 2012 was marked by a steady increase in the price of oil as it approached $110 per barrel as the Middle East turmoil escalated. However, there was a dramatic reversal from May to July as concerns about economic growth in the U.S., China, and Europe surfaced. The price of crude oil has trended upward since the early summer as Israel and Iran relations have come into focus.

The Fund experienced negative performance over the period as a result of those factors mentioned above, which made establishing profitable trends difficult. As a result of the extreme drought during the summer, investments in corn and soybean futures detracted the most from performance. Additionally, government intervention in the yen unexpectedly influenced the currency and as a result interrupted the establishing trend, which also hurt the Fund’s returns for the period. Conversely, investments in Treasuries, cotton, and cocoa were a benefit to performance as profitable trends developed during the period.

The Global Real Return Fund posted a -2.54% return over the fiscal year, underperforming its industry benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index, which returned 2.98%. This underperformance is largely due to losses from the Fund’s positions in commodity strategies which underperformed in volatile markets.

WisdomTree Currency, Fixed Income and Alternative Funds	5

Performance Summary (unaudited)

WisdomTree Dreyfus Brazilian Real Fund (BZF)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.10%, 11/29/12	39.1%
U.S. Treasury Bill, 0.10%, 11/08/12	35.1%
Citigroup, Inc. tri-party repurchase agreement 0.20%, 9/04/12††	12.5%
U.S. Treasury Bill, 0.08%, 10/11/12	11.0%
*	The holdings are subject to change and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Dreyfus Brazilian Real Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -16.14% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 5.59% based on NAV for the fiscal year. This was largely due to the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-16.14%	4.17%	3.12%
Fund Market Price Returns	-16.03%	4.41%	2.79%
Brazilian real	-21.73%	-2.68%	-4.59%
JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil	-15.60%	5.38%	4.59%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.10%, 11/08/12	26.1%
U.S. Treasury Bill, 0.10%, 11/29/12	24.8%
U.S. Treasury Bill, 0.06%, 9/06/12	17.6%
Citigroup, tri-party repurchase agreement 0.20%, 9/04/12††	11.9%
U.S. Treasury Bill, 0.09%, 9/20/12	6.2%
JPMorgan Chase & Co., 0.80%, 9/10/12	4.9%
Deutsche Bank AG, 1.90%, 9/10/12	4.8%
Barclays Bank PLC, 1.70%, 9/10/12	4.8%
U.S. Treasury Bill, 0.08%, 10/11/12	0.5%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Dreyfus Chinese Yuan Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -0.15% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed the change in the spot currency rate by 0.63% based on NAV for the fiscal year. This underperformance was largely the result of deductions for Fund expenses.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-0.15%	0.80%	1.41%
Fund Market Price Returns	-0.22%	0.77%	1.17%
Chinese yuan	0.48%	2.48%	2.29%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	1.23%	1.81%	2.74%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	7

Performance Summary (unaudited)

WisdomTree Dreyfus Commodity Currency Fund (CCX)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.06%, 9/06/12	54.7%
U.S. Treasury Bill, 0.12%, 9/27/12	39.0%
Citigroup, Inc. tri-party repurchase agreement 0.20%, 9/04/12††	6.3%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Dreyfus Commodity Currency Fund (the “Fund”) seeks to achieve total returns reflective of money market rates in selected commodity-producing countries and changes in value of such countries’ currencies relative to the U.S. dollar. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. The Fund intends to invest in commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Norway, Peru, Russia and South Africa. Although this Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -5.75% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed its benchmark, the Equal-Weighted Commodity Currency Composite, by 0.78% based on NAV for the fiscal year. This underperformance was largely the result of deductions for Fund expenses.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-5.75%	2.39%
Fund Market Price Returns	-5.87%	2.39%
Equal-Weighted Commodity Currency Composite	-4.97%	3.18%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on September 24, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Dreyfus Emerging Currency Fund (CEW)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.10%, 11/23/12	30.9%
U.S. Treasury Bill, 0.08%, 9/13/12	26.9%
U.S. Treasury Bill, 0.08%, 9/20/12	18.2%
Citigroup, Inc. tri-party repurchase agreement 0.20%, 9/04/12††	15.9%
U.S. Treasury Bill, 0.10%, 11/29/12	7.5%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Dreyfus Emerging Currency Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -6.36% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed its industry benchmark the JP Morgan Emerging Local Markets Index Plus by 1.52% based on NAV for the fiscal year. This was largely due to higher index concentrations in Hong Kong and Singapore.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-6.36%	1.84%	3.52%
Fund Market Price Returns	-6.28%	1.83%	3.28%
Equal-Weighted Emerging Currency Composite	-5.19%	2.89%	4.50%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	-4.84%	2.33%	4.20%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 6, 2009.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	9

Performance Summary (unaudited)

WisdomTree Dreyfus Indian Rupee Fund (ICN)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.06%, 9/06/12	32.3%
U.S. Treasury Bill, 0.12%, 9/27/12	27.3%
Citigroup, Inc. tri-party repurchase agreement, 0.20%, 9/04/12††	23.9%
U.S. Treasury Bill, 0.08%, 10/11/12	10.1%
U.S. Treasury Bill, 0.10%, 11/08/12	5.5%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Dreyfus Indian Rupee Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in India available to foreign investors and changes in value of the Indian rupee relative to the U.S. dollar. The Indian rupee is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -11.93% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 5.34% based on NAV for the fiscal year. This was the result of the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-11.93%	0.07%	-0.62%
Fund Market Price Returns	-11.46%	0.14%	-0.61%
Indian rupee	-17.27%	-4.28%	-6.11%
JP Morgan Emerging Local Markets Index Plus (ELMI+) India	-11.10%	0.98%	0.67%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Dreyfus Japanese Yen Fund (JYF)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
Royal Bank of Scotland, repurchase agreement, 0.08%, 9/04/12††	24.8%
Mizuho International PLC, 0.05%, 9/07/12	19.7%
Barclays Bank PLC, 0.00% , 9/07/12	19.4%
Japan Treasury Bills, 0.10% , 11/19/12, Series 304	15.4%
UBS AG, 0.05%, 9/07/12	9.6%
Japan Treasury Bills, 0.10% , 9/24/12, Series 290	9.6%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by Japanese Government Bond.

The WisdomTree Dreyfus Japanese Yen Fund (the “Fund”) seeks to earn current income reflective of money market rates in Japan available to foreign investors. The Fund also seeks to maintain liquidity and preserve capital measured in Japanese yen. The yen is a developed market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -2.61% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed the change in the spot currency rate by 0.27% based on NAV for the fiscal year. This was due to the low level of interest rates available from the yen-denominated money market instruments combined with the impact of Fund expenses.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.35%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-2.61%	5.52%	6.47%
Fund Market Price Returns	-3.43%	5.29%	6.20%
Japanese yen	-2.34%	5.81%	6.67%
BofA Merrill Lynch Japanese Yen One-Month LIBID Constant Maturity Index	-2.27%	5.89%	6.87%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 21, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	11

Performance Summary (unaudited)

WisdomTree Dreyfus South African Rand Fund (SZR)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.10%, 11/29/12	69.2%
Citigroup, Inc. tri-party repurchase agreement, 0.20%, 9/04/12††	22.6%
U.S. Treasury Bill, 0.08%, 10/11/12	9.7%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Dreyfus South African Rand Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in South Africa available to foreign investors and changes in value of the South African rand relative to the U.S. dollar. The South African rand is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the funds to maintain a constant share price.

The Fund returned -12.80% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 4.16% based on NAV for the fiscal year. This was the result of the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-12.80%	2.89%	5.27%
Fund Market Price Returns	-12.75%	2.71%	5.09%
South African rand	-16.96%	-2.60%	-1.51%
JP Morgan Emerging Local Markets Index Plus (ELMI+) South Africa	-12.02%	3.72%	6.23%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on June 25, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Ten Holdings* as of 8/31/12

Description	% of Net Assets
Citigroup, Inc. tri-party repurchase agreement, 0.20%, 9/04/12††	11.5%
Korea Treasury Bond, 4.50%, 3/10/15, Series 1503	3.9%
Indonesia Government, 7.38%, 9/15/16, Series FR55	3.8%
Queensland Treasury Corp., 6.00%, 7/21/22, Series 22	3.8%
Republic of Philippines, 4.95%, 1/15/21	3.7%
Korea Treasury Bond, 3.75%, 6/10/13, Series 1306	3.7%
Malaysian Government, 4.01%, 9/15/17, Series 0210	3.5%
Malaysian Government, 3.21%, 5/31/13, Series 0509	3.2%
Korea Treasury Bond, 4.00%, 9/10/15, Series 1509	3.0%
Thailand Government Bond, 5.25%, 7/13/13	2.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Asia Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of a broad range of Asian countries.

The Fund returned -2.00% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the HSBC Asian Local Bond Index, by 3.05% based on NAV for the fiscal year. This was the result of the Fund’s investments in shorter duration securities that under performed as central banks in Asia cut interest rates.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-2.00%	3.75%
Fund Market Price Returns	-2.24%	3.67%
HSBC Asian Local Bond Index	1.05%	5.93%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on March 17, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	13

Performance Summary (unaudited)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

(formerly, WisdomTree Dreyfus New Zealand Dollar Fund)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Ten Holdings* as of 8/31/12

Description	% of Net Assets
Australian Government Bond, 5.75%, 5/15/21, Series 124	4.4%
Australian Government Bond, 5.50%, 1/21/18, Series 132	4.2%
Australian Government Bond, 4.25%, 7/21/17, Series 135	4.1%
South Australian Government Financing Authority, 5.75%, 4/20/15, Series 15	4.0%
New Zealand Government Bond, 6.00%, 12/15/17, Series 1217	3.6%
Australian Government Bond, 4.50%, 4/15/20, Series 126	3.4%
Australian Government Bond, 5.25%, 3/15/19, Series 122	2.9%
Export Development Canada, 5.25%, 8/10/15	2.8%
Inter-American Development Bank, 6.00%, 5/25/16	2.5%
Treasury Corp. of Victoria, 5.75%, 11/15/16, Series 1116	2.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The Wisdom Tree Australia & New Zealand Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its investment objective through investments in fixed income instruments denominated in Australian or New Zealand dollars.

The Fund converted into the WisdomTree Australia & New Zealand Debt Fund on October 25, 2011. The Fund returned 0.76% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed a spliced Australia & New Zealand Debt composite by 2.45% based on NAV for the fiscal year. This was the result of the Fund’s investments in shorter duration securities that underperformed as the Royal Bank of Australia cut interest rates.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	0.76%	9.48%	5.57%
Fund Market Price Returns	0.65%	9.36%	5.38%
Spliced Australia & New Zealand Debt Composite	3.21%	10.70%	6.60%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on June 25, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Ten Holdings* as of 8/31/12

Description	% of Net Assets
Petroleos Mexicanos 5.50%%, 1/21/21	7.0%
Petrobras International Finance Co. 5.38%, 1/27/21	6.6%
Hutchison Whampoa International 11 Ltd. 4.63%, 1/13/22	5.5%
Vale Overseas Ltd. 4.38%, 1/11/22	4.1%
Dreyfus Institutional Preferred Money Market Fund, 0.15%	3.7%
Qtel International Finance Ltd. 4.75%, 2/16/21	3.6%
KazMunayGas National Co. 6.38%, 4/09/21	3.5%
MDC-Gmtn B.V. 5.50%, 4/20/21	3.3%
LUKOIL International Finance B.V. 6.13%, 11/09/20	3.2%
Odebrecht Finance Ltd. 6.00%, 4/05/23	3.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The Fund returned 5.64% on net asset value (“NAV”) since its inception on March 8, 2012 through August 31, 2012 (for more complete performance information please see below). The Fund outperformed its industry benchmark, the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad, by 0.76% based on NAV for the period. This was the result of the Fund’s overweight to investments in emerging market corporate bonds in Latin America.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated February 9, 2012, the Fund’s annual expense ratio was 0.60%.

Performance as of 8/31/12

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	5.64%
Fund Market Price Returns	6.04%
JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad	4.88%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	15

Performance Summary (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Ten Holdings* as of 8/31/12

Description	% of Net Assets
Dreyfus Institutional Preferred Money Market Fund, 0.15%	7.8%
Russian Foreign Bond, 7.85%, 3/10/18	4.0%
Citigroup, Inc. tri-party repurchase agreement, 0.20%, 9/04/12††	3.4%
Federal Republic of Brazil, 10.25%, 1/10/28	3.3%
Republic of Chile, 5.50%, 8/05/20	3.3%
Federal Republic of Brazil, 12.50%, 1/05/16	3.1%
Malaysian Government, 4.38%, 11/29/19, Series 0902	2.6%
Malaysian Government, 4.01%, 9/15/17, Series 0210	2.5%
Republic of South Africa, 10.50%, 12/21/26, Series R186	2.1%
Poland Government Bond, 5.75%, 4/25/14, Series 0414	2.0%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of emerging market countries.

The Fund returned -1.45% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the JP Morgan Government Bond Index –Emerging Markets (GBI-EM) Global Diversified Index, by 0.44% based on NAV for the fiscal year. This was the result of the Fund’s overweight to investments in Asia that decreased income potential relative to the index.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-1.45%	5.05%
Fund Market Price Returns	-1.16%	4.90%
JP Morgan GBI-EM Global Diversified Index	-1.01%	5.63%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on August 9, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Euro Debt Fund (EU)

(formerly, WisdomTree Dreyfus Euro Fund)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Ten Holdings* as of 8/31/12

Description	% of Net Assets
Bundesrepublik Deutschland, 4.75%, 7/04/28, Series 98	7.4%
France Government Bond OAT, 3.50%, 4/25/20	5.7%
International Bank for Reconstruction & Development, 3.88%, 5/20/19,	4.9%
European Union, 3.38%, 5/10/19	4.8%
Council of Europe Development Bank, 3.00%, 7/13/20	4.6%
Nordic Investment Bank, 3.00%, 4/08/14	4.4%
KFW, 4.13%, 7/04/17	4.3%
Netherlands Government Bond, 5.50%, 1/15/28	4.1%
France Government Bond OAT, 4.00%, 4/25/18	3.7%
France Government Bond OAT, 4.25%, 4/25/19	3.4%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Euro Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in euros.

The WisdomTree Dreyfus Euro Fund converted into the WisdomTree Euro Debt Fund on October 19, 2011. The Fund returned -5.37% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund outperformed the Spliced Euro Debt Composite by 0.06% based on NAV for the fiscal year. This was a result of the Fund’s avoidance of debt from Portugal, Italy, Ireland, and Spain.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as last revised August 10, 2012, the Fund’s annual expense ratio was 0.35%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-5.37%	-1.64%	-2.31%
Fund Market Price Returns	-5.69%	-1.72%	-2.39%
Spliced Euro Debt Composite	-5.43%	-1.35%	-2.54%
Spliced Euro Debt ex-Greece, Ireland, Italy, Portugal & Spain Composite	-4.67%	-1.09%	-1.67%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	17

Performance Summary (unaudited)

WisdomTree Global Real Return Fund (RRF) (consolidated)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Ten Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.05%, 9/06/12	20.5%
U.S. Treasury Inflation Indexed Notes, 1.13%, 1/15/21	6.1%
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/25	6.1%
U.S. Treasury Inflation Indexed Notes, 1.38%, 1/15/20	5.9%
U.S. Treasury Inflation Indexed Notes, 2.13%, 1/15/19	5.6%
Australian Index Linked Bond, 4.00%, 8/20/20, Series 20CI	4.9%
Swedish Government Index Linked Bond, 4.00%, 12/01/20, Series 3102	4.5%
Morgan Stanley, Inflation Linked, Private Placement, 5.40%, 5/15/15	3.9%
Canadian Government Real Return Index Linked Bond, 4.25%, 12/01/26, Series VS05	2.6%
U.K. Treasury Index Linked Gilt, 1.25%, 11/22/27	2.5%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Global Real Return Fund (the “Fund”) seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons.

The Fund returned -2.54% on net asset value (“NAV”) for the fiscal year ended August 31, 2012 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index by 5.52% based on NAV for the fiscal year. This was the result of the negative performance of its allocation to commodity strategies.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as revised June 11, 2012, the Fund’s annual expense ratio was 0.60%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-2.54%	-1.09%
Fund Market Price Returns	-3.87%	-2.39%
BofA Merrill Lynch Global Diversified Inflation-Linked Index	2.98%	7.59%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on July 14, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

18	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

Investment Breakdown† as of 8/31/12

†	The Fund’s investment breakdown is expressed as a percentage of total investments and may change over time. It does not include derivatives.

Top Holdings* as of 8/31/12

Description	% of Net Assets
U.S. Treasury Bill, 0.06%, 9/06/12	79.1%
U.S. Treasury Bill, 0.08% , 10/18/12	4.7%
U.S. Treasury Bill, 0.08% , 9/20/12	2.9%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security.

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to achieve positive total returns in rising or falling markets.

The Fund returned -15.47% on net asset value (“NAV”) for the fiscal year ended August 31, 2012(for more complete performance information please see below). The Fund underperformed its industry benchmark, the Diversified Trends Indicator by 0.99% based on NAV for the fiscal year. This was primarily due to management fees and transaction costs.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated December 29, 2011, as revised June 11, 2012, the Fund’s annual expense ratio was 0.95%.

Performance as of 8/31/12

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-15.47%	-9.98%
Fund Market Price Returns	-15.45%	-10.12%
Diversified Trends Indicator	-14.48%	-8.93%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on January 5, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	19

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Euro Zone Area:

The area encompassing the European Union Member States whose currency is the euro and in which there is a single monetary policy. It currently comprises Belgium, Germany, Greece, Spain, Estonia, Ireland, France, Italy, Cyprus, Luxembourg, Malta, the Netherlands, Austria, Portugal, Slovenia, Slovakia and Finland.

Forward Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

Sovereign Debt:

Debt that is the direct obligation of a government issuer.

Spot Rate:

A “spot” rate is the foreign exchange market price at which a currency will be delivered on the settlement date. Spot rate is the starting point for all foreign exchange transactions. The “spot” return rate is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate.

Swap:

A swap is an agreement between two parties to exchange payments based on a reference asset, which may be a currency or interest rate, but also may be a single asset, a pool of assets or an index of assets.

Quantitative Easing:

Unconventional monetary policy (such as asset purchases) used by central banks to stimulate economies after traditional policies (such as interest rate cuts) have been exhausted.

BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index:

The BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month euro-denominated bank deposits.

BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index:

The BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index is a subset of the BofA Merrill Lynch Euro Government Index. It is a market capitalization-weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries excluding Greece, Ireland, Italy, Portugal and Spain as the country of risk.

BofA Merrill Lynch Euro Government Index:

The BofA Merrill Lynch Euro Government Index is a market capitalization-weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries.

20	WisdomTree Currency, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

BofA Merrill Lynch Global Diversified Inflation-Linked Index:

The BofA Merrill Lynch Global Diversified Inflation-Linked Index is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency.

BofA Merrill Lynch Japanese Yen One-Month LIBID Constant Maturity Index:

The BofA Merrill Lynch Japanese Yen One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month Japanese yen-denominated bank deposits.

BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index:

The BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month New Zealand dollar-denominated bank deposits.

Citigroup Australian Broad Investment-Grade Index:

The Citigroup Australian Broad Investment-Grade Index is a market capitalization weighted index designed to represent the Australian fixed-coupon bond market, including government, semi-government, and investment grade credit markets (including supranational issuers).

Diversified Trends Indicator:

The Diversified Trends Indicator (“DTI”) is a long/short rules-based index constructed of 24 liquid commodity and financial futures contracts comprised of 10 sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Equal-Weighted Commodity Currency Composite:

A composite incorporating equal-weighted exposures to the currencies within the Commodity Currency Fund was constructed as a benchmark for Fund performance. Returns for the individual emerging market currencies are represented by the return of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Returns for the individual developed market countries are represented by the returns of the BofA Merrill Lynch One-Month Constant Maturity LIBID Index for each country. The JP Morgan indices use a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the returns for emerging currency positions. The BofA Merrill Lynch indices track a consistent investment in one-month bank deposits denominated in the specified currency. Within the composite, currency exposures are rebalanced back to equal-weight at the end of the month in which the Fund rebalances its portfolio. Changes to currencies within the Fund are reflected in the composite at the end of the month they are added to, or deleted from, the Fund.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Fund was constructed as an additional gauge of Emerging Currency

WisdomTree Currency, Fixed Income and Alternative Funds	21

Description of Terms and Indexes (unaudited) (continued)

Fund performance. Currently, the composite tracks the returns for the currencies of the following countries: Brazil, Chile, Mexico, Poland, Indonesia, South Africa, Turkey, India, China, Russia and South Korea, using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

HSBC Asian Local Bond Index:

The HSBC Asian Local Bond Index (“ALBI”) tracks the total return performance of a bond portfolio which consists of local currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) India:

The India subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Indian rupee money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) South Africa:

The South Africa subindex uses a weighted basket of one-month, two-month and three month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in South African rand money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market-capitalization methodology in which individual

22	WisdomTree Currency, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (concluded)

issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

JP Morgan New Zealand Government Bond Index:

The JP Morgan New Zealand Government Bond Index is a market capitalization weighted index of locally denominated, fixed rate government debt.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad:

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East / Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

LIBID:

London Interbank Bid Rate or the rate at which banks are willing to borrow for a discrete period of time.

Spliced Australia & New Zealand Debt Composite:

A spliced index which tracks the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index through October 24, 2011. Thereafter, the composite tracks an 80% / 20% weighted exposure to the local currency bond markets of Australia and New Zealand, respectively. Performance for Australia is proxied by the total returns of the Citigroup Australian Broad Investment-Grade Index. Performance for the New Zealand bond market is proxied by the JP Morgan New Zealand Government Bond Index. Country exposures are rebalanced back to target weighting quarterly.

Spliced Euro Debt Composite:

A spliced index which tracks the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index through October 18, 2011. Thereafter, the composite tracks the BofA Merrill Lynch Euro Government Index.

Spliced Euro Debt ex-Greece, Ireland, Italy, Portugal & Spain Composite:

A spliced index which tracks the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index through October 18, 2011. Thereafter, the composite tracks the BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

Return on the Underlying Currency Relative to the U.S. Dollar:

South African rand; Brazilian real; euro; Japanese yen

Currency return calculated by WisdomTree as the percentage difference between the end of period spot rate and the beginning of period spot rate.

Source: WM Reuters London closing rates.

Chinese yuan; Indian rupee

Currency return calculated by WisdomTree as the percentage difference between the end of period spot rate and the beginning of period spot rate.

Source: Tullett Prepon Singapore closing rates.

WisdomTree Currency, Fixed Income and Alternative Funds	23

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 to August 31, 2012 for all funds except Wisdom Tree Emerging Markets Corporate Bond Fund for which the period is March 8, 2012 (commencement of operations) to August 31, 2012.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 3/1/12 to 8/31/12” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	WisdomTree Currency, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Annualized Expense Ratio Based on the Period 3/1/12 to 8/31/12	Expenses Paid During the Period† 3/1/12 to 8/31/12
WisdomTree Dreyfus Brazilian Real Fund
Actual	$1,000.00	$876.90	0.45%	$2.12
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Dreyfus Chinese Yuan Fund
Actual	$1,000.00	$989.80	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Dreyfus Commodity Currency Fund
Actual	$1,000.00	$952.70	0.55%	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Dreyfus Emerging Currency Fund
Actual	$1,000.00	$954.50	0.55%	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Dreyfus Indian Rupee Fund
Actual	$1,000.00	$914.80	0.45%	$2.17
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Dreyfus Japanese Yen Fund
Actual	$1,000.00	$1,032.30	0.35%	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
WisdomTree Dreyfus South African Rand Fund
Actual	$1,000.00	$905.90	0.45%	$2.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Asia Local Debt Fund
Actual	$1,000.00	$987.20	0.55%	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Australia & New Zealand Debt Fund
Actual	$1,000.00	$1,012.70	0.45%	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	0.45%	$2.29
WisdomTree Emerging Markets Corporate Bond Fund*
Actual	$1,000.00	$1,056.40	0.60%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.60%	$3.05
WisdomTree Emerging Markets Local Debt Fund
Actual	$1,000.00	$986.60	0.55%	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	0.55%	$2.80
WisdomTree Euro Debt Fund
Actual	$1,000.00	$990.60	0.35%	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	0.35%	$1.78
WisdomTree Global Real Return Fund (consolidated)
Actual	$1,000.00	$994.50	0.60%	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.60%	$3.05
WisdomTree Managed Futures Strategy Fund (consolidated)
Actual	$1,000.00	$952.90	0.95%	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	0.95%	$4.82
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/366 (to reflect the one-half year period) except for actual return information which reflects the 177 day period for WisdomTree Emerging Markets Corporate Bond Fund.

*	Commencement of operations was on March 8, 2012.

WisdomTree Currency, Fixed Income and Alternative Funds	25

Schedule of Investments

WisdomTree Dreyfus Brazilian Real Fund (BZF)

August 31, 2012

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 85.2%
Treasury Bills – 85.2%
U.S. Treasury Bills
0.08%, 10/11/12*	$7,000,000	$6,999,359
0.10%, 11/08/12*	22,450,000	22,446,857
0.10%, 11/29/12*	25,000,000	24,994,775

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $54,439,117)		54,440,991
REPURCHASE AGREEMENT – 12.5%
United States – 12.5%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/12, 0.20% due 9/04/12, Proceeds at maturity – $8,010,688 (fully collateralized by Fannie Mae,
3.50% – 4.50% due
04/01/26 – 07/01/39;
Market value – $8,411,036)

(Cost: $8,010,510)	8,010,510	8,010,510
TOTAL INVESTMENTS IN SECURITIES – 97.7% (Cost: $62,449,627)		62,451,501
Other Assets in Excess of Liabilities – 2.3%		1,490,282

NET ASSETS – 100.0%		$63,941,783
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

26	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

August 31, 2012

Investments	Principal Amount		Value
U.S. GOVERNMENT OBLIGATIONS – 75.2%
Treasury Bills – 75.2%
U.S. Treasury Bills
0.06%, 9/06/12*	$47,117,000		$47,116,504
0.09%, 9/20/12*	16,600,000		16,599,467
0.08%, 10/11/12*	1,400,000		1,399,872
0.10%, 11/08/12*	70,000,000		69,990,200
0.10%, 11/29/12*	66,000,000		65,986,206

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $201,086,577)			201,092,249
TIME DEPOSITS – 14.5%
China – 14.5%
Barclays Bank PLC 1.70%, 9/10/12	82,002,377	CNH	12,910,710
Deutsche Bank AG 1.90%, 9/10/12	82,128,911	CNH	12,930,632
JPMorgan Chase & Co. 0.80%, 9/10/12	82,272,234	CNH	12,953,198

TOTAL TIME DEPOSITS (Cost: $38,677,318)			38,794,540
REPURCHASE AGREEMENT – 11.9%
United States – 11.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/12, 0.20% due 9/04/12; Proceeds at maturity – $31,834,968 (fully collateralized by Fannie Mae, 4.50% – 6.00% due 3/01/34 – 7/01/40; Market value - $33,425,973)

(Cost: $31,834,260)	$31,834,260		31,834,260
TOTAL INVESTMENTS IN SECURITIES – 101.6% (Cost: $271,598,155)			271,721,049
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (1.6)%			(4,338,482)

NET ASSETS – 100.0%			$267,382,567

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

CNH – Offshore Chinese Renminbi

*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	27

Schedule of Investments

WisdomTree Dreyfus Commodity Currency Fund (CCX)

August 31, 2012

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 93.7%
Treasury Bills – 93.7%
U.S. Treasury Bills
0.06%, 9/06/12*	$13,750,000	$13,749,855
0.12%, 9/27/12*	9,800,000	9,799,118

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $23,549,033)		23,548,973
REPURCHASE AGREEMENT – 6.3%
United States – 6.3%
Citigroup, Inc. tri-party repurchase agreement dated 8/31/12, 0.20% due 9/4/12; Proceeds at maturity – $1,578,615 (fully collateralized by Fannie Mae, 4.50% due 7/01/39; Market value – $1,657,509)
(Cost: $1,578,580)	1,578,580	1,578,580
TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $25,127,613)		25,127,553
Liabilities in Excess of Cash and Other Assets – (0.0)%†		(11,080)

NET ASSETS – 100.0%		$25,116,473
*	Interest rate shown reflects the discount rate at time of purchase.

†	Less than (0.05)%.

See Notes to Financial Statements.

28	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Dreyfus Emerging Currency Fund (CEW)

August 31, 2012

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 83.5%
Treasury Bills – 83.5%
U.S. Treasury Bills
0.08%, 9/13/12*	$73,774,000	$73,771,689
0.08%, 9/20/12*	50,000,000	49,997,735
0.10%, 11/23/12*	85,000,000	84,984,445
0.10%, 11/29/12*	20,524,000	20,519,711

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $229,269,167)		229,273,580
REPURCHASE AGREEMENT – 15.9%
United States – 15.9%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/12, 0.20% due 9/04/12; Proceeds at maturity – $43,713,680 (fully collateralized by Fannie Mae, 3.50% due 2/01/41 and Freddie Mac, 3.50% due 6/01/42; Market value – $45,898,345)

(Cost: $43,712,709)	43,712,709	43,712,709
TOTAL INVESTMENTS IN SECURITIES – 99.4% (Cost: $272,981,876)		272,986,289
Cash and Other Assets in Excess of Liabilities – 0.6%		1,534,938

NET ASSETS – 100.0%		$274,521,227
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	29

Schedule of Investments

WisdomTree Dreyfus Indian Rupee Fund (ICN)

August 31, 2012

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 75.2%
Treasury Bills – 75.2%
U.S. Treasury Bills
0.06%, 9/06/12*	$5,897,000	$5,896,938
0.12%, 9/27/12*	5,000,000	4,999,550
0.08%, 10/11/12*	1,850,000	1,849,830
0.10%, 11/08/12*	1,000,000	999,860

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $13,746,161)		13,746,178
REPURCHASE AGREEMENT – 23.9%
United States – 23.9%
Citigroup, Inc. tri-party repurchase agreement dated 8/31/12, 0.20% due 9/04/12; Proceeds at maturity – $4,358,326 (fully collateralized by Freddie Mac,4.50%, due 7/01/39; Market value – $4,576,141)
(Cost: $4,358,229)	4,358,229	4,358,229
TOTAL INVESTMENTS IN SECURITIES – 99.1% (Cost: $18,104,390)		18,104,407
Cash and Other Assets in Excess of Liabilities – 0.9%		168,672

NET ASSETS – 100.0%		$18,273,079
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

30	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Dreyfus Japanese Yen Fund (JYF)

August 31, 2012

Investments	Principal Amount		Value
TIME DEPOSITS – 48.7%
Japan – 48.7%
Barclays Bank PLC 0.00%, 9/07/12	101,019,529	JPY	$1,290,160
Mizuho International PLC 0.05%, 9/07/12	102,092,963	JPY	1,303,870
UBS AG 0.05%, 9/07/12	50,002,071	JPY	638,596

TOTAL TIME DEPOSITS (Cost: $3,214,562)			3,232,626
FOREIGN GOVERNMENT OBLIGATIONS – 25.0%
Japan – 25.0%
Japan Treasury Bills
0.10%, 9/24/12, Series 290*	50,000,000	JPY	638,534
0.10%, 11/19/12, Series 304*	80,000,000	JPY	1,021,498

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,631,878)			1,660,032
REPURCHASE AGREEMENT – 24.8%
Japan – 24.8%

Repurchase agreement dated 8/31/12, 0.08% due 9/4/2012 with Royal Bank of Scotland; Proceeds at maturity – 129,133,224 JPY (fully collateralized by Japan Government Bond, 0.70% due 3/20/2013; Market value – $1,685,728)

(Cost: $1,649,196)	129,132,077	JPY	1,649,196
TOTAL INVESTMENTS IN SECURITIES – 98.5% (Cost: $6,495,636)			6,541,854
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.5%			97,717

NET ASSETS – 100.0%			$6,639,571

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

JPY – Japanese yen

*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	31

Schedule of Investments

WisdomTree Dreyfus South African Rand Fund (SZR)

August 31, 2012

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 78.9%
Treasury Bills – 78.9%
U.S. Treasury Bills
0.08%, 10/11/12*	$450,000	$449,959
0.10%, 11/29/12*	3,200,000	3,199,331

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $3,649,192)		3,649,290
REPURCHASE AGREEMENT – 22.6%
United States – 22.6%
Citigroup, Inc. tri-party repurchase agreement dated 8/31/12, 0.20% due 9/04/12; Proceeds at maturity – $1,042,499 (fully collateralized by Fannie Mae, 4.50% due 7/01/39; Market value – $1,094,601)
(Cost: $1,042,476)	1,042,476	1,042,476
TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $4,691,668)		4,691,766
Liabilities in Excess of Cash and Other Assets – (1.5)%		(69,579)

NET ASSETS – 100.0%		$4,622,187
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

32	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2012

Investments	Principal Amount		Value

FOREIGN GOVERNMENT AGENCIES – 6.3%
Australia – 5.6%
New South Wales Treasury Corp. 6.00%, 4/01/16, Series 16	5,112,000	AUD	$5,778,186
Queensland Treasury Corp. 6.00%, 7/21/22, Series 22	13,580,000	AUD	15,941,950
Western Australian Treasury Corp. 7.00%, 4/15/15, Series 15	1,470,000	AUD	1,665,836

Total Australia			23,385,972
New Zealand – 0.7%
Queensland Treasury Corp. 7.13%, 9/18/17	3,320,000	NZD	3,060,620
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $25,996,113)			26,446,592
FOREIGN GOVERNMENT OBLIGATIONS – 65.9%
Australia – 1.0%
Australian Government Bond 6.25%, 4/15/15, Series 119	1,430,000	AUD	1,618,901
Eurofima 5.63%, 10/24/16	2,270,000	AUD	2,482,103

Total Australia			4,101,004
China – 4.8%
China Government Bond 1.00%, 12/01/13	31,500,000	CNY	4,903,724
3.30%, 10/27/14	17,220,000	CNY	2,772,595
1.80%, 12/01/15	27,000,000	CNY	4,167,122
2.48%, 12/01/20	33,500,000	CNY	5,043,033
2.36%, 8/18/21	23,000,000	CNY	3,405,593

Total China			20,292,067
Hong Kong – 4.4%
Hong Kong Government Bond 1.69%, 12/22/14	46,000,000	HKD	6,136,953
1.65%, 6/15/15	46,350,000	HKD	6,220,315
1.51%, 2/24/27	44,550,000	HKD	6,339,888

Total Hong Kong			18,697,156
Indonesia – 9.0%
Indonesia Government 11.00%, 12/15/12, Series FR23	96,405,000,000	IDR	10,267,410
11.25%, 5/15/14, Series FR51	45,196,000,000	IDR	5,185,140
7.38%, 9/15/16, Series FR55	144,451,000,000	IDR	16,126,413
12.80%, 6/15/21, Series FR34	44,422,000,000	IDR	6,716,676

Total Indonesia			38,295,639
Malaysia – 11.0%
Malaysian Government 3.21%, 5/31/13, Series 0509	42,530,000	MYR	13,634,428
3.43%, 8/15/14, Series 0211	23,360,000	MYR	7,536,379
3.84%, 8/12/15, Series 0110	32,440,000	MYR	10,597,399
4.01%, 9/15/17, Series 0210	44,580,000	MYR	14,756,715

Total Malaysia			46,524,921

New Zealand – 3.5%
New Zealand Government 6.50%, 4/15/13, Series 413	3,270,000 NZD		$2,691,072
6.00%, 4/15/15, Series 415	12,379,000 NZD		10,832,607
6.00%, 12/15/17, Series 1217	1,240,000 NZD		1,148,716

Total New Zealand			14,672,395
Philippines – 5.5%
Republic of Philippines 6.25%, 1/27/14, Series 5-67	69,970,000 PHP		1,752,268
7.00%, 1/27/16, Series 7-48	56,820,000 PHP		1,480,760
4.95%, 1/15/21	619,000,000 PHP		15,539,806
8.00%, 7/19/31, Series 2017	150,000,000 PHP		4,550,353

Total Philippines			23,323,187
Singapore – 4.5%
Singapore Government Bond 2.25%, 6/01/21	10,690,000 SGD		9,296,658
3.00%, 9/01/24	10,640,000 SGD		9,722,055

Total Singapore			19,018,713
South Korea – 11.0%
Korea Treasury Bond 3.75%, 6/10/13, Series 1306	17,470,900,000 KRW		15,510,618
4.50%, 3/10/15, Series 1503	17,870,000,000 KRW		16,422,603
4.00%, 9/10/15, Series 1509	14,000,000,000 KRW		12,781,486
4.25%, 6/10/21, Series 2106	1,891,000,000 KRW		1,829,976

Total South Korea			46,544,683
Thailand – 11.2%
Thailand Government Bond 5.25%, 7/13/13	366,800,000 THB		11,926,297
5.25%, 5/12/14	350,000,000 THB		11,567,603
3.13%, 12/11/15	194,699,000 THB		6,205,707
4.13%, 11/18/16	179,780,000 THB		5,937,387
2.80%, 10/10/17	372,915,000 THB		11,627,688

Total Thailand			47,264,682
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $284,685,904)			278,734,447
SUPRANATIONAL BONDS – 12.6%
Australia – 4.4%
Asian Development Bank 5.50%, 2/15/16	6,540,000 AUD		7,231,516
International Finance Corp. 5.75%, 6/24/14	5,486,000 AUD		5,922,745
Nordic Investment Bank 6.00%, 4/06/15	4,900,000 AUD		5,386,130

Total Australia			18,540,391
China – 0.7%
Asian Development Bank 2.85%, 10/21/20	14,500,000 CNY		2,272,348
International Finance Corp. 1.80%, 1/27/16	5,000,000 CNY		769,645

Total China			3,041,993

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	33

Schedule of Investments (concluded)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2012

Investments	Principal Amount		Value
India – 4.7%
European Bank for Reconstruction & Development 5.25%, 6/06/14	185,950,000	INR	$3,279,565
Inter-American Development Bank 2.50%, 3/11/13	293,000,000	INR	5,117,558
4.75%, 1/10/14	655,800,000	INR	11,517,911

Total India			19,915,034
Indonesia – 1.5%
European Bank for Reconstruction & Development 6.75%, 2/19/13	61,130,000,000	IDR	6,396,371
New Zealand – 1.3%
Inter-American Development Bank 6.25%, 6/22/16	1,360,000	NZD	1,208,730
International Bank for Reconstruction & Development 5.38%, 12/15/14	5,010,000	NZD	4,244,012

Total New Zealand			5,452,742
TOTAL SUPRANATIONAL BONDS (Cost: $58,653,230)			53,346,531
REPURCHASE AGREEMENT – 11.5%
United States – 11.5%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/12, 0.20% due 9/04/12; Proceeds at maturity – $48,516,484 (fully collateralized by Fannie Mae, 3.00% – 3.50% due 6/01/27 – 8/01/42 and Freddie Mac, 4.00% due 9/01/26; Market value – $50,941,177)

(Cost: $48,515,406)	48,515,406		48,515,406
TOTAL INVESTMENTS IN SECURITIES – 96.3% (Cost: $417,850,653)			407,042,976
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 3.7%			15,828,082

NET ASSETS – 100.0%			$422,871,058

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

CNY – Chinese yuan

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – India rupee

KRW – South Korean won

MYR – Malaysian ringgit

NZD – New Zealand dollar

PHP – Philippines peso

SGD – Singapore dollar

THB – Thai baht

See Notes to Financial Statements.

34	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

August 31, 2012

Investments	Principal Amount		Value

FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS – 70.8%
Municipal – 1.4%
Australia – 1.4%
Australian Capital Territory 5.50%, 6/07/18	550,000	AUD	$617,989
Sovereign Agency – 36.0%
Australia – 36.0%
Export Development Canada 5.75%, 2/11/14	900,000	AUD	960,994
5.25%, 8/10/15	1,140,000	AUD	1,241,867
New South Wales Treasury Corp. 5.50%, 8/01/14, Series 14	690,000	AUD	745,479
6.00%, 4/01/15, Series 15	150,000	AUD	165,966
5.50%, 3/01/17, Series 17	690,000	AUD	782,447
6.00%, 2/01/18, Series 18	460,000	AUD	534,756
Northern Territory Treasury Corp. 5.75%, 7/14/14	500,000	AUD	538,682
6.25%, 10/20/15	500,000	AUD	560,362
Queensland Treasury Corp. 5.75%, 11/21/14, Series 14	100,000	AUD	108,739
6.00%, 10/21/15, Series 15	300,000	AUD	334,046
6.00%, 4/21/16, Series 16	800,000	AUD	897,650
6.00%, 9/14/17, Series 17	750,000	AUD	870,138
South Australian Government Financing Authority 6.00%, 5/15/13, Series 13	375,000	AUD	395,116
5.75%, 4/20/15, Series 15	1,630,000	AUD	1,789,063
Tasmanian Public Finance 6.50%, 5/15/13, Series 13	425,000	AUD	449,226
5.50%, 6/23/14, Series 14	720,000	AUD	773,169
6.50%, 4/15/15, Series 15	880,000	AUD	981,281
Treasury Corp. of Victoria 5.75%, 11/15/16, Series 1116	1,000,000	AUD	1,134,321
5.50%, 11/15/18, Series 1118	650,000	AUD	746,271
Western Australian Treasury Corp. 5.50%, 4/23/14, Series 14	800,000	AUD	857,624
7.00%, 4/15/15, Series 15	640,000	AUD	725,262
6.00%, 10/16/23, Series 23	515,000	AUD	630,583

Total Sovereign Agency			16,223,042
Sovereign Bonds – 33.4%
Australia – 22.7%
Australian Government Bond
4.75%, 6/15/16, Series 130	700,000	AUD	782,573
4.25%, 7/21/17, Series 135	1,675,000	AUD	1,863,772
5.50%, 1/21/18, Series 132	1,600,000	AUD	1,890,004
5.25%, 3/15/19, Series 122	1,100,000	AUD	1,308,422
4.50%, 4/15/20, Series 126	1,325,000	AUD	1,526,087
5.75%, 5/15/21, Series 124	1,570,000	AUD	1,972,861
5.50%, 4/21/23, Series 133	725,000	AUD	911,885

Total Australia			10,255,604
New Zealand – 10.7%
New Zealand Government Bond
6.00%, 4/15/15, Series 415	670,000	NZD	586,303
6.00%, 12/15/17, Series 1217	1,730,000	NZD	1,602,644
5.00%, 3/15/19, Series 319	1,140,000	NZD	1,018,746
6.00%, 5/15/21, Series 521	860,000	NZD	829,898

5.50%, 4/15/23, Series 423	825,000	NZD	$779,538

Total New Zealand			4,817,129

Total Sovereign Bonds			15,072,733
TOTAL FOREIGN GOVERNMENT AGENCIES & OBLIGATIONS (Cost: $30,889,747)			31,913,764
SUPRANATIONAL BONDS – 27.5%
Australia – 26.4%
Asian Development Bank
5.25%, 5/13/14	650,000	AUD	694,559
6.00%, 1/20/15	600,000	AUD	659,792
5.50%, 2/15/16	200,000	AUD	221,147
6.00%, 2/22/18	450,000	AUD	520,725
Council of Europe Development Bank
5.75%, 9/16/14	550,000	AUD	592,076
5.63%, 12/14/15	200,000	AUD	218,526
European Investment Bank
5.38%, 5/20/14	840,000	AUD	893,003
6.13%, 1/23/17	240,000	AUD	268,321
Inter-American Development Bank
5.50%, 5/29/13	870,000	AUD	913,083
6.00%, 5/25/16	1,010,000	AUD	1,136,797
International Bank For Reconstruction & Development 5.50%, 10/21/14	810,000	AUD	876,879
International Finance Corp. 5.75%, 6/24/14	640,000	AUD	690,951
5.75%, 3/16/15	200,000	AUD	219,386
KFW 6.00%, 1/29/15	380,000	AUD	415,346
5.75%, 5/13/15	690,000	AUD	754,004
6.25%, 12/04/19	500,000	AUD	581,645
Landwirtschaftliche Rentenbank 6.00%, 7/15/14	220,000	AUD	237,949
5.75%, 7/15/15	250,000	AUD	271,929
6.50%, 4/12/17	150,000	AUD	171,319
Nordic Investment Bank 6.00%, 8/20/14	600,000	AUD	651,258
6.00%, 4/06/15	840,000	AUD	923,337

Total Australia			11,912,032
New Zealand – 1.1%
European Investment Bank
6.50%, 9/10/14	182,000	NZD	155,474
KFW
6.38%, 2/17/15	400,000	NZD	345,665

Total New Zealand			501,139
TOTAL SUPRANATIONAL BONDS (Cost: $12,277,354)			12,413,171
TOTAL INVESTMENTS IN SECURITIES – 98.3% (Cost: $43,167,101)			44,326,935
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.7%			752,466

NET ASSETS – 100.0%			$45,079,401

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

NZD – New Zealand dollar

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	35

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2012

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 94.9%
Brazil – 25.3%
Braskem Finance Ltd. 5.75%, 4/15/21	$1,798,000	$1,878,910
Centrais Eletricas Brasileiras SA 5.75%, 10/27/21	1,859,000	2,086,727
CSN Resources S.A. 6.50%, 7/21/20	1,059,000	1,151,663
Odebrecht Finance Ltd. 6.00%, 4/05/23	1,830,000	2,013,000
Oi SA, Private Placement 5.75%, 2/10/22(a)	1,846,000	1,922,240
Petrobras International Finance Co. 5.38%, 1/27/21	3,697,000	4,127,885
Vale Overseas Ltd. 4.38%, 1/11/22	2,484,000	2,551,354

Total Brazil		15,731,779
Colombia – 6.1%
Ecopetrol SA 7.63%, 7/23/19	1,425,000	1,845,375
Empresa de Energia de Bogota SA ESP 6.13%, 11/10/21	1,782,000	1,937,925

Total Colombia		3,783,300
Hong Kong – 7.5%
Hutchison Whampoa International 11 Ltd. 4.63%, 1/13/22	3,155,000	3,396,403
Noble Group Ltd. 6.75%, 1/29/20	1,203,000	1,236,083

Total Hong Kong		4,632,486
India – 2.9%
Vedanta Resources PLC 8.25%, 6/07/21	1,878,000	1,816,965
Indonesia – 3.4%
PT Pertamina (Persero) 5.25%, 5/23/21	1,910,000	2,091,450
Jamaica – 2.3%
Digicel Group Ltd. 8.88%, 1/15/15	1,414,000	1,444,048
Kazakhstan – 3.5%
KazMunayGas National Co. 6.38%, 4/09/21	1,827,000	2,180,981
Mexico – 12.1%
Cemex Finance LLC 9.50%, 12/14/16	1,572,000	1,615,230
Grupo Bimbo SAB de CV 4.50%, 1/25/22	1,408,000	1,531,137
Petroleos Mexicanos 5.50%, 1/21/21	3,729,000	4,362,930

Total Mexico		7,509,297
Peru – 2.0%
Volcan Compania Minera S.A.A., Private Placement 5.38%, 2/02/22(a)	1,126,000	1,213,265

Qatar – 3.5%
Qtel International Finance Ltd. 4.75%, 2/16/21(b)	$2,006,000	$2,205,095
Russia – 17.5%
Evraz Group SA 6.75%, 4/27/18	1,976,000	1,911,780
Gazprom OAO Via GAZ Capital S.A. 4.95%, 5/23/16	1,731,000	1,845,679
LUKOIL International Finance B.V. 6.13%, 11/09/20	1,798,000	2,013,760
Severstal OAO Via Steel Capital S.A. 6.70%, 10/25/17	1,062,000	1,109,790
TNK-BP Finance S.A. 7.25%, 2/02/20	1,558,000	1,854,020
VimpelCom Holdings B.V. 7.50%, 3/01/22-	2,102,000	2,141,412

Total Russia		10,876,441
South Korea – 6.4%
POSCO 5.25%, 4/14/21	1,779,000	1,993,903
Shinhan Bank, Private Placement 4.38%, 7/27/17(a)	1,827,000	1,989,062

Total South Korea		3,982,965
Venezuela – 2.4%
Petroleos de Venezuela S.A. 8.50%, 11/02/17	1,668,200	1,484,698
TOTAL FOREIGN CORPORATE BONDS (Cost: $56,993,393)		58,952,770
FOREIGN GOVERNMENT AGENCIES – 3.3%
United Arab Emirates – 3.3%
MDC-Gmtn B.V. 5.50%, 4/20/21 (Cost: $1,877,778)	1,776,000	2,031,300
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
United States – 3.7%
Dreyfus Institutional Preferred Money Market Fund, 0.15%(c)
(Cost: $2,311,400)(d)	2,311,400	2,311,400
TOTAL INVESTMENTS IN SECURITIES – 101.9% (Cost: $61,182,571)		63,295,470
Liabilities in Excess of Cash and Other Assets – (1.9)%		(1,192,159)

NET ASSETS – 100.0%		$62,103,311
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2012.

(c)	Interest rate shown reflects yield as of August 31, 2012.

(d)	At August 31, 2012, the total market value of the Fund’s security on loan was $2,203,958 and the total market value of the collateral held by the Fund was $2,311,400.

See Notes to Financial Statements.

36	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2012

Investments	Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 81.1%
Brazil – 8.3%
Federal Republic of Brazil
12.50%, 1/05/16(a)	61,489,000 BRL	$37,425,847
12.50%, 1/05/22(a)	27,130,000 BRL	19,320,791
10.25%, 1/10/28	62,529,000 BRL	39,522,655
Nota do Tesouro Nacional
10.00%, 1/01/13	6,390,000 BRL	3,174,972
10.00%, 1/01/21	900,000 BRL	454,840

Total Brazil		99,899,105
Chile – 3.3%
Republic of Chile 5.50%, 8/05/20	17,619,000,000 CLP	39,434,572
China – 3.4%
China Government Bond
1.00%, 12/01/13	43,000,000 CNY	6,693,972
3.30%, 10/27/14	24,870,000 CNY	4,004,323
1.80%, 12/01/15	109,000,000 CNY	16,822,828
2.48%, 12/01/20	55,000,000 CNY	8,279,606
2.36%, 8/18/21	31,500,000 CNY	4,664,182

Total China		40,464,911
Colombia – 3.2%
Republic of Colombia
12.00%, 10/22/15	22,990,000,000 COP	15,656,896
7.75%, 4/14/21	33,664,000,000 COP	22,942,828

Total Colombia		38,599,724
Indonesia – 9.8%
Indonesia Government
12.50%, 3/15/13, Series FR33	34,167,000,000 IDR	3,719,090
11.00%, 10/15/14, Series FR26	75,811,000,000 IDR	8,822,810
9.50%, 6/15/15, Series FR27	148,891,000,000 IDR	17,165,797
10.75%, 5/15/16, Series FR30	49,065,000,000 IDR	6,002,983
7.38%, 9/15/16, Series FR55	143,000,000,000 IDR	15,964,424
10.00%, 7/15/17, Series FR28	50,000,000,000 IDR	6,170,273
11.00%, 11/15/20, Series FR31	112,750,000,000 IDR	15,422,284
8.25%, 7/15/21, Series FR53	103,330,000,000 IDR	12,326,613
8.38%, 9/15/26, Series FR56	196,988,000,000 IDR	24,056,501
8.25%, 6/15/32, Series FR58	62,207,000,000 IDR	7,410,149

Total Indonesia		117,060,924
Malaysia – 10.2%
Malaysian Government
3.43%, 8/15/14, Series 0211	72,403,000 MYR	23,358,582
3.84%, 8/12/15, Series 0110	74,363,000 MYR	24,292,675
3.81%, 2/15/17, Series 0207	41,190,000 MYR	13,505,060
4.01%, 9/15/17, Series 0210	90,070,000 MYR	29,814,655
4.38%, 11/29/19, Series 0902	92,242,000 MYR	31,310,764

Total Malaysia		122,281,736
Mexico – 5.7%
Mexican Bonos Desarr
9.50%, 12/18/14, Series MI10	256,349,000 MXN	21,318,854
7.75%, 12/14/17, Series M10	223,887,000 MXN	19,060,087
8.50%, 12/13/18, Series M10	243,144,000 MXN	21,700,309
6.50%, 6/10/21, Series M	67,140,000 MXN	5,500,304

Total Mexico		67,579,554
Peru – 3.4%
Republic of Peru
9.91%, 5/05/15	28,430,000 PEN	$12,568,422
8.60%, 8/12/17	2,440,000 PEN	1,123,437
7.84%, 8/12/20	36,210,000 PEN	16,981,194
8.20%, 8/12/26	6,490,000 PEN	3,324,525
6.95%, 8/12/31	15,060,000 PEN	6,955,338

Total Peru		40,952,916
Philippines – 3.4%
Republic of Philippines
7.88%, 2/19/19, Series 1048	260,400,000 PHP	7,311,221
4.95%, 1/15/21	932,000,000 PHP	23,397,575
7.63%, 9/29/36, Series 25-9	319,500,000 PHP	9,517,523

Total Philippines		40,226,319
Poland – 6.7%
Poland Government Bond
5.75%, 4/25/14, Series 0414	78,610,000 PLN	24,310,444
5.50%, 10/25/19, Series 1019	51,048,000 PLN	16,234,796
5.25%, 10/25/20, Series 1020	61,709,000 PLN	19,274,955
5.75%, 9/23/22, Series 0922	64,128,000 PLN	20,597,393

Total Poland		80,417,588
Russia – 4.0%
Russian Foreign Bond 7.85%, 3/10/18(a)	1,440,000,000 RUB	47,801,384
South Africa – 4.6%
Republic of South Africa
8.25%, 9/15/17, Series R203	109,310,000 ZAR	14,250,906
7.25%, 1/15/20, Series R207	120,601,000 ZAR	14,883,581
10.50%, 12/21/26, Series R186	170,740,000 ZAR	25,683,360

Total South Africa		54,817,847
South Korea – 4.7%
Korea Treasury Bond
3.75%, 6/10/13, Series 1306	17,030,000,000 KRW	15,119,188
4.50%, 3/10/15, Series 1503	18,322,260,000 KRW	16,838,232
5.00%, 6/10/20, Series 2006	24,039,220,000 KRW	24,181,702

Total South Korea		56,139,122
Thailand – 6.0%
Thailand Government Bond
5.25%, 5/12/14	365,030,000 THB	12,064,349
3.13%, 12/11/15	351,770,000 THB	11,212,084
4.13%, 11/18/16	421,430,000 THB	13,918,084
2.80%, 10/10/17	387,840,000 THB	12,093,058
5.13%, 3/13/18	647,785,000 THB	22,538,845

Total Thailand		71,826,420
Turkey – 4.4%
Turkey Government Bond
10.00%, 6/17/15	35,772,000 TRY	20,807,398
9.00%, 1/27/16	14,666,000 TRY	8,365,360
10.50%, 1/15/20	37,572,000 TRY	23,337,191

Total Turkey		52,509,949
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,000,920,245)		970,012,071

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	37

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2012

Investments	Principal Amount	Value
SUPRANATIONAL BONDS – 12.4%
Brazil – 1.9%
Asian Development Bank
9.25%, 4/30/13	14,180,000 BRL	$7,168,795
Inter-American Development Bank
9.50%, 1/06/14	5,980,000 BRL	3,110,172
International Finance Corp.
9.25%, 9/16/13	12,965,000 BRL	6,629,942
8.25%, 1/15/14	8,210,000 BRL	4,204,031
Nordic Investment Bank
10.00%, 5/14/13	4,085,000 BRL	2,077,480

Total Brazil		23,190,420
Chile – 0.1%
International Bank for Reconstruction & Development 3.25%, 1/24/13	758,000,000 CLP	1,566,620
Mexico – 4.5%
Asian Development Bank
6.55%, 1/28/15	43,850,000 MXN	3,476,641
Inter-American Development Bank
8.00%, 1/26/16	21,632,000 MXN	1,842,375
7.50%, 12/05/24	167,197,000 MXN	14,190,808
International Bank for Reconstruction & Development
5.00%, 7/01/13	77,475,000 MXN	5,924,593
6.50%, 9/11/13	180,025,000 MXN	14,035,594
7.50%, 3/05/20	48,295,000 MXN	4,320,901
International Finance Corp.
6.00%, 1/28/16	128,810,000 MXN	10,373,014

Total Mexico		54,163,926
Russia – 2.8%
European Bank for Reconstruction & Development
6.50%, 2/09/15	59,610,000 RUB	1,853,191
6.75%, 5/12/17	236,850,000 RUB	7,322,300
European Investment Bank
6.25%, 3/11/13	185,550,000 RUB	5,737,663
6.50%, 12/15/15	88,150,000 RUB	2,726,688
6.50%, 9/30/16	147,900,000 RUB	4,535,318
International Bank for Reconstruction & Development
4.88%, 9/16/13	41,650,000 RUB	1,263,787
6.25%, 12/11/13	262,550,000 RUB	8,126,572
5.25%, 11/24/14	41,550,000 RUB	1,249,698

Total Russia		32,815,217
South Africa – 2.2%
European Bank for Reconstruction & Development
8.00%, 2/18/13	51,060,000 ZAR	6,139,407
European Investment Bank
8.00%, 10/21/13	38,630,000 ZAR	4,731,876
8.50%, 11/04/14	77,155,000 ZAR	9,739,445
International Bank for Reconstruction & Development
8.75%, 3/01/17	30,680,000 ZAR	4,127,839

Investments	Principal Amount	Value
International Finance Corp.
7.38%, 3/04/15	11,490,000 ZAR	$1,449,181

Total South Africa		26,187,748
Turkey – 0.9%
European Investment Bank
10.00%, 9/10/13	2,325,000 TRY	1,331,275
9.63%, 4/01/15	10,085,000 TRY	5,996,788
14.00%, 7/05/16	5,210,000 TRY	3,546,027

Total Turkey		10,874,090
TOTAL SUPRANATIONAL BONDS (Cost: $164,534,727)		148,798,021
REPURCHASE AGREEMENT – 3.4%
United States – 3.4%

Citigroup, Inc. tri-party repurchase agreement dated 8/31/12, 0.20% due 9/04/12, Proceeds at maturity – $41,043,934 (fully collateralized by Fannie Mae, 4.00% due 10/01/30 and Freddie Mac, 4.50% due 7/01/25; Market value – $43,095,174)

(Cost: $41,043,022)	41,043,022	41,043,022
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.8%
United States – 7.8%
Dreyfus Institutional Preferred Money Market Fund, 0.15%(b)
(Cost: $92,897,084)(c)	92,897,084	92,897,084
TOTAL INVESTMENTS IN SECURITIES – 104.7% (Cost: $1,299,395,078)		1,252,750,198
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (4.7)%		(55,666,385)

NET ASSETS – 100.0%		$1,197,083,813

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

BRL – Brazilian real

CLP – Chilean peso

CNY – Chinese yuan

COP – Colombian peso

IDR – Indonesian rupiah

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

PEN – Peruvian nuevo sol

PHP – Philippines peso

PLN – Polish zloty

RUB – Russian ruble

THB – Thai baht

TRY – Turkish new lira

ZAR – South African rand

(a)	Security, or portion thereof, was on loan at August 31, 2012.

(b)	Rate shown represents annualized 7-day yield as of August 31, 2012.

(c)	At August 31, 2012, the total market value of the Fund’s securities on loan was $87,023,246 and the total market value of the collateral held by the Fund was $92,897,084.

See Notes to Financial Statements.

38	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Euro Debt Fund (EU)

August 31, 2012

Investments	Principal Amount	Value
.
FOREIGN GOVERNMENT AGENCIES – 4.6%
Luxembourg – 4.6%
European Financial Stability Facility
2.75%, 7/18/16	145,000 EUR	$196,753
3.38%, 7/05/21	75,000 EUR	104,436

TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $306,217)		301,189
FOREIGN GOVERNMENT OBLIGATIONS – 63.7%
Austria – 4.3%
Republic of Austria
3.50%, 7/15/15	40,000 EUR	55,126
4.65%, 1/15/18, Series 2	45,000 EUR	67,512
3.90%, 7/15/20	105,000 EUR	154,191

Total Austria		276,829
Belgium – 9.1%
Belgium Kingdom
3.50%, 6/28/17, Series 63	50,000 EUR	69,301
4.00%, 3/28/19, Series 55	37,000 EUR	52,972
3.75%, 9/28/20, Series 58	115,000 EUR	161,659
European Union
3.38%, 5/10/19	215,000 EUR	308,744

Total Belgium		592,676
Denmark – 4.2%
Kingdom of Denmark
3.13%, 3/17/14	70,000 EUR	92,331
1.75%, 10/05/15	70,000 EUR	92,352
2.75%, 3/16/16	65,000 EUR	88,845

Total Denmark		273,528
Finland – 4.5%
Finnish Government Bond
3.38%, 4/15/20	45,000 EUR	65,254
3.50%, 4/15/21	110,000 EUR	161,180
4.00%, 7/04/25	40,000 EUR	62,332

Total Finland		288,766
France – 12.8%
France Government Bond OAT
4.00%, 4/25/18	165,000 EUR	240,434
4.25%, 4/25/19	150,000 EUR	222,487
3.50%, 4/25/20	260,000 EUR	369,330

Total France		832,251
Germany – 11.7%
Bundesrepublik Deutschland
6.00%, 6/20/16, Series 86	15,000 EUR	23,030
2.25%, 9/04/20	90,000 EUR	124,078
3.25%, 7/04/21	90,000 EUR	133,323
4.75%, 7/04/28, Series 98	275,000 EUR	481,826

Total Germany		762,257
Luxembourg – 4.0%
Luxembourg Government Bond
3.75%, 12/04/13	60,000 EUR	79,014
3.38%, 5/18/20	125,000 EUR	181,470

Total Luxembourg		260,484
Netherlands – 8.9%
Netherlands Government Bond
4.50%, 7/15/17	130,000 EUR	$193,475
4.00%, 7/15/18	60,000 EUR	88,596
3.50%, 7/15/20	20,000 EUR	29,203
5.50%, 1/15/28	145,000 EUR	263,563

Total Netherlands		574,837
Sweden – 4.2%
Kingdom of Sweden
0.88%, 9/02/13	70,000 EUR	88,984
3.13%, 5/07/14	70,000 EUR	92,841
0.63%, 2/20/15	70,000 EUR	89,956

Total Sweden		271,781
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $4,176,799)		4,133,409
SUPRANATIONAL BONDS – 28.5%
Finland – 4.4%
Nordic Investment Bank 3.00%, 4/08/14	215,000 EUR	283,896
France – 4.5%
Council of Europe Development Bank 3.00%, 7/13/20	215,000 EUR	295,410
Germany – 10.5%
KFW
4.13%, 7/04/17	190,000 EUR	280,168
5.50%, 1/22/18, Series 213	45,000 EUR	70,446
2.63%, 8/16/19	100,000 EUR	137,950
Landwirtschaftliche Rentenbank
3.75%, 2/11/16	135,000 EUR	189,636

Total Germany		678,200
Luxembourg – 9.1%
European Investment Bank
3.63%, 10/15/13	130,000 EUR	170,382
2.88%, 7/15/16	75,000 EUR	102,771
International Bank for Reconstruction & Development
3.88%, 5/20/19	212,000 EUR	316,477

Total Luxembourg		589,630
TOTAL SUPRANATIONAL BONDS (Cost: $1,888,950)		1,847,136
TOTAL INVESTMENTS IN SECURITIES – 96.8% (Cost: $6,371,966)		6,281,734
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 3.2%		204,550

NET ASSETS – 100.0%		$6,486,284
Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

EUR – Euro

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	39

Schedule of Investments

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2012

Investments	Principal Amount		Value

U.S. GOVERNMENT OBLIGATIONS – 44.5%
Treasury Bills – 20.8%
U.S. Treasury Bills
0.05%, 9/06/12*	$1,000,000		$999,988
0.08%, 9/20/12*(a)	12,000		12,000

Total Treasury Bills			1,011,988
Treasury Bond – 6.1%
U.S. Treasury Inflation Indexed Bond 2.38%, 1/15/25	180,000		294,598

Treasury Notes – 17.6%
U.S. Treasury Inflation Indexed Notes
2.13%, 1/15/19	210,000		273,378
1.38%, 1/15/20	230,000		289,018
1.13%, 1/15/21	240,000		294,666

Total Treasury Notes			857,062
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $2,043,607)			2,163,648
FOREIGN GOVERNMENT OBLIGATIONS – 36.6%
Australia – 4.9%
Australian Index Linked Bond 4.00%, 8/20/20, Series 20CI	120,000	AUD	239,681
Canada – 4.6%
Canadian Government Real Return Index Linked Bond
4.25%, 12/01/26, Series VS05	76,145	CAD	124,140
3.00%, 12/01/36	59,029	CAD	97,514

Total Canada			221,654
France – 4.2%
France Government Index Linked Bond
1.60%, 7/25/15, Series OATe	55,000	EUR	88,303
2.10%, 7/25/23, Series OATi	70,000	EUR	115,007

Total France			203,310
Mexico – 4.7%
Mexican Udibonos
4.00%, 6/13/19	1,244,776	MXN	111,337
4.50%, 12/04/25	1,196,900	MXN	119,020

Total Mexico			230,357
South Africa – 4.7%
Republic of South Africa Index Linked Bond
2.50%, 1/31/17, Series R211	836,857	ZAR	107,706
5.50%, 12/07/23, Series R197	719,863	ZAR	120,867

Total South Africa			228,573
Sweden – 4.5%
Swedish Government Index Linked Bond 4.00%, 12/01/20, Series 3102	840,000	SEK	218,320
Turkey – 4.4%
Turkey Government Index Linked Bond
4.50%, 2/11/15	180,074	TRY	104,594
4.00%, 4/01/20	186,993	TRY	111,905

Total Turkey			216,499

Investments	Principal Amount		Value

United Kingdom – 4.6%
U.K. Treasury Index Linked Gilt
1.25%, 11/22/27	50,000	GBP	$123,287
1.25%, 11/22/32	45,000	GBP	101,961

Total United Kingdom			225,248
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,748,142)			1,783,642
SUPRANATIONAL BOND – 3.9%
Brazil – 3.9%
Morgan Stanley, Inflation Linked, Private Placement 5.40%, 5/15/15(b)
(Cost: $220,992)	350,000	BRL	191,562
TOTAL INVESTMENTS IN SECURITIES – 85.0% (Cost: $4,012,741)			4,138,852
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 15.0%			729,339

NET ASSETS – 100.0%			$4,868,191

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

EUR – Euro

GBP – British pound

MXN – Mexican peso

SEK – Swedish krona

TRY – Turkish new lira

ZAR – South African rand

*	Interest rate shown reflects the discount rate at time of purchase.

(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

40	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

August 31, 2012

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 86.7%
Treasury Bills – 86.7%
U.S. Treasury Bill
0.06%, 9/06/12*	$118,100,000	$118,098,757
0.08%, 9/20/12*(a)	4,400,000	4,399,859
0.08%, 10/18/12*	7,000,000	6,999,281
TOTAL INVESTMENTS IN SECURITIES – 86.7% (Cost: $129,498,093)		129,497,897
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 13.3%		19,790,597

NET ASSETS – 100.0%		$149,288,494
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	41

Statements of Assets and Liabilities

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

	WisdomTree Dreyfus Brazilian Real Fund	WisdomTree Dreyfus Chinese Yuan Fund	WisdomTree Dreyfus Commodity Currency Fund	WisdomTree Dreyfus Emerging Currency Fund	WisdomTree Dreyfus Indian Rupee Fund
ASSETS:

Investments, at cost	$62,449,627	$271,598,155	$25,127,613	$272,981,876	$18,104,390

Foreign currency, at cost	—	10,544	—	—	—
Investments in securities, at value (including repurchase agreements of $8,010,510, $31,834,260, $1,578,580, $43,712,709 and $4,358,229, respectively) (Note 2)	62,451,501	271,721,049	25,127,553	272,986,289	18,104,407

Cash	340,985	1,401,846	157,386	1,380,699	125,926

Deposits at broker for forward foreign currency contracts	30,000	670,000	—	—	—

Foreign currency, at value	—	10,586	—	—	—

Unrealized appreciation on forward foreign currency contracts	1,501,871	533,493	63,985	1,500,942	49,758

Receivables:

Interest	44	34,936	9	243	25
Total Assets	64,324,401	274,371,910	25,348,933	275,868,173	18,280,116
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	357,770	1,836,256	220,612	1,216,342	—

Payables:

Capital shares purchased	—	5,044,954	—	—	—

Advisory fees (Note 3)	24,607	107,086	11,754	129,568	6,969

Service fees (Note 2)	241	1,047	94	1,036	68
Total Liabilities	382,618	6,989,343	232,460	1,346,946	7,037
NET ASSETS	$63,941,783	$267,382,567	$25,116,473	$274,521,227	$18,273,079
NET ASSETS:

Paid-in capital	$123,083,846	$267,334,051	$30,976,777	$312,913,042	$22,121,779

Accumulated net investment loss	(194,379)	—	(102,383)	(550,111)	(41,995)

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(60,093,658)	1,228,288	(5,601,234)	(38,130,717)	(3,856,480)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	1,145,974	(1,179,772)	(156,687)	289,013	49,775
NET ASSETS	$63,941,783	$267,382,567	$25,116,473	$274,521,227	$18,273,079
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,400,000	10,600,000	1,200,000	13,500,000	900,000
Net asset value per share	$18.81	$25.22	$20.93	$20.33	$20.30

See Notes to Financial Statements.

42	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

	WisdomTree Dreyfus Japanese Yen Fund	WisdomTree Dreyfus South African Rand Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Emerging Markets Corporate Bond Fund
ASSETS:

Investments, at cost	$6,495,636	$4,691,668	$417,850,653	$43,167,101	$61,182,571

Foreign currency, at cost	97,458	—	1,230,658	96,005	—
Investments in securities, at value (including repurchase agreements of $1,649,196, $1,042,476, $48,515,406, $0 and $0, respectively and securities on loan) (Note 2)[1]	6,541,854	4,691,766	407,042,976	44,326,935	63,295,470

Cash	1,056	52,839	9,933,137	6,970	373,561

Foreign currency, at value	98,640	—	1,223,972	96,167	—

Unrealized appreciation on forward foreign currency contracts	—	—	544,368	—	—

Receivables:

Interest	6	6	4,560,557	664,928	777,460

Foreign tax reclaims	—	—	20,622	—	—
Total Assets	6,641,556	4,744,611	423,325,632	45,095,000	64,446,491
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	—	120,611	61,843	—	—

Payables:

Open forward foreign currency contract	—	—	193,396	—	—

Collateral for securities on loan (Note 2)	—	—	—	—	2,311,400

Advisory fees (Note 3)	1,960	1,795	197,753	15,448	31,549

Service fees (Note 2)	25	18	1,582	151	231
Total Liabilities	1,985	122,424	454,574	15,599	2,343,180
NET ASSETS	$6,639,571	$4,622,187	$422,871,058	$45,079,401	$62,103,311
NET ASSETS:

Paid-in capital	$6,618,604	$5,673,627	$432,574,303	$47,524,673	$59,959,510

Accumulated net investment loss	(26,265)	(12,565)	—	—	—

Undistributed net investment income			626,963	18,823	30,902

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(168)	(918,362)	25,128	(3,627,630)	—

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and transaction of assets and liabilities denominated in foreign currencies	47,400	(120,513)	(10,355,336)	1,163,535	2,112,899
NET ASSETS	$6,639,571	$4,622,187	$422,871,058	$45,079,401	$62,103,311
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	200,000	200,000	8,200,000	2,000,000	800,002
Net asset value per share	$33.20	$23.11	$51.57	$22.54	$77.63
[1]	Market value of securities out on loan were as follows: $0, $0, $0, $0 and $2,203,958, respectively.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	43

Statements of Assets and Liabilities (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Euro Debt Fund	WisdomTree Global Real Return Fund[1]	WisdomTree Managed Futures Strategy Fund[1]
ASSETS:

Investments, at cost	$1,299,395,078	$6,371,966	$4,012,741	$129,498,093

Foreign currency, at cost	3,115,145	121,666	23,243	—
Investments in securities, at value (including repurchase agreements of $41,043,022, $0, $0 and $0, respectively and securities on loan) (Note 2)[2]	1,252,750,198	6,281,734	4,138,852	129,497,897

Cash	10,095,258	13,458	544,523	18,884,048

Deposits at broker for swap contracts	—	—	110,000	5,110,000

Foreign currency, at value	3,109,089	123,675	23,646	—

Unrealized appreciation on forward foreign currency contracts	1,017,028	—	—	16,657

Unrealized appreciation on swap contracts	—	—	8,345	86,073

Receivables:

Interest	23,514,097	68,729	16,865	—

Foreign tax reclaims	148,780	—	—	—

Swap contracts	—	—	25,382	—

Variation margin	—	—	3,050	303,225
Total Assets	1,290,634,450	6,487,596	4,870,663	153,897,900
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	31,887	—	—	141,677

Payables:

Collateral for securities on loan (Note 2)	92,897,084	—	—	—

Investment securities purchased	54,722	—	—	—

Capital shares purchased	—	—	—	4,146,902

Advisory fees (Note 3)	562,445	1,296	2,454	124,655

Service fees (Note 2)	4,499	16	18	577

Variation margin	—	—	—	195,595
Total Liabilities	93,550,637	1,312	2,472	4,609,406
NET ASSETS	$1,197,083,813	$6,486,284	$4,868,191	$149,288,494
NET ASSETS:

Paid-in capital	$1,245,506,094	$6,535,634	$4,702,476	$161,774,139

Accumulated net investment loss	—	—	—	(1,043,020)

Undistributed net investment income	1,227,624	—	23,012	—

Accumulated net realized loss on investments, swap contracts, futures contracts and foreign currency related transactions	(3,583,388)	39,094	80	(12,337,013)

Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and transaction of assets and liabilities denominated in foreign currencies	(46,066,517)	(88,444)	142,623	894,388
NET ASSETS	$1,197,083,813	$6,486,284	$4,868,191	$149,288,494
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	23,400,000	300,000	100,000	3,600,000
Net asset value per share	$51.16	$21.62	$48.68	$41.47
[1]	Consolidated.

[2]	Market value of securities out on loan were as follows: $87,023,246, $0, $0 and $0, respectively.

See Notes to Financial Statements.

44	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Operations

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2012

	WisdomTree Dreyfus Brazilian Real Fund	WisdomTree Dreyfus Chinese Yuan Fund	WisdomTree Dreyfus Commodity Currency Fund	WisdomTree Dreyfus Emerging Currency Fund	WisdomTree Dreyfus Indian Rupee Fund
INVESTMENT INCOME:

Interest	$85,071	$997,616	$28,254	$297,041	$15,560
Total investment income	85,071	997,616	28,254	297,041	15,560
EXPENSES:

Advisory fees (Note 3)	530,830	1,899,911	221,865	1,926,159	82,957

Service fees (Note 2)	5,191	18,577	1,775	15,411	811
Total expenses	536,021	1,918,488	223,640	1,941,570	83,768
Net investment loss	(450,950)	(920,872)	(195,386)	(1,644,529)	(68,208)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	30,357	598,403	(35)	46,854	77

Forward foreign currency contracts and foreign currency related transactions	(65,232,796)	6,529,653	(4,293,513)	(47,086,412)	(3,856,543)
Net realized gain (loss)	(65,202,439)	7,128,056	(4,293,548)	(47,039,558)	(3,856,466)

Net change in unrealized appreciation (depreciation) from:

Investment transactions	(46,803)	(158,569)	(11,148)	(115,335)	(3,995)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,252,907	(7,141,879)	(1,590,312)	13,254,302	966,622
Net change in unrealized appreciation (depreciation)	6,206,104	(7,300,448)	(1,601,460)	13,138,967	962,627
Net realized and unrealized loss on investments	(58,996,335)	(172,392)	(5,895,008)	(33,900,591)	(2,893,839)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,447,285)	$(1,093,264)	$(6,090,394)	$(35,545,120)	$(2,962,047)

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	45

Statements of Operations (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2012

	WisdomTree Dreyfus Japanese Yen Fund	WisdomTree Dreyfus South African Rand Fund	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund[1]	WisdomTree Emerging Markets Corporate Bond Fund[4]
INVESTMENT INCOME:

Interest[2]	$8,562	$4,289	$13,196,619	$1,181,191	$1,456,950

Securities lending income (Note 2)	—	—	7,012	—	3,260
Total investment income	8,562	4,289	13,203,631	1,181,191	1,460,210
EXPENSES:

Advisory fees (Note 3)	47,435	26,453	2,368,773	154,209	172,522

Service fees (Note 2)	596	259	18,950	1,508	1,265
Total expenses	48,031	26,712	2,387,723	155,717	173,787
Net investment income (loss)	(39,469)	(22,423)	10,815,908	1,025,474	1,286,423
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[3]	(804,373)	(10)	(2,742,604)	78,061	—

In-kind redemptions	—	—	(798,445)	—	—

Forward foreign currency contracts and foreign currency related transactions	225,672	(1,251,316)	(2,890,678)	(2,138,435)	—
Net realized loss	(578,701)	(1,251,326)	(6,431,727)	(2,060,374)	—

Net change in unrealized appreciation (depreciation) from:

Investment transactions	(70,268)	(769)	(29,172,631)	1,150,617	2,112,899

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(21,965)	212,353	141,782	(1,561,664)	—
Net change in unrealized appreciation (depreciation)	(92,233)	211,584	(29,030,849)	(411,047)	2,112,899
Net realized and unrealized gain (loss) on investments	(670,934)	(1,039,742)	(35,462,576)	(2,471,421)	2,112,899
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(710,403)	$(1,062,165)	$(24,646,668)	$(1,445,947)	$3,399,322
[1]

This information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

[2]	Net of foreign withholding tax of $0, $0, $651,050, $8,427 and $0, respectively.

[3]	Net of foreign capital gains tax of $0, $0, $64,796, $0 and $0, respectively.

[4]	The Fund commenced operations on March 8, 2012.

See Notes to Financial Statements.

46	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Operations (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2012

	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Euro Debt Fund[1]	WisdomTree Global Real Return Fund[2]	WisdomTree Managed Futures Strategy Fund[2]
INVESTMENT INCOME:

Interest[3]	$62,795,820	$93,191	$108,330	$94,854

Securities lending income (Note 2)	81,956	—	—	—
Total investment income	62,877,776	93,191	108,330	94,854
EXPENSES:

Advisory fees (Note 3)	6,509,625	16,476	28,830	2,132,468

Service fees (Note 2)	52,077	207	211	9,877
Total expenses	6,561,702	16,683	29,041	2,142,345
Net investment income (loss)	56,316,074	76,508	79,289	(2,047,491)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[4]	(14,058,163)	(377,600)	5,033	592

Swap contracts	—	—	(257,484)	(18,494,250)

Futures contracts	—	—	(2,285)	(14,440,681)

Forward foreign currency contracts and foreign currency related transactions	(6,514,404)	93,566	(2,524)	(2,709,985)
Net realized loss	(20,572,567)	(284,034)	(257,260)	(35,644,324)
Net change in unrealized appreciation (depreciation) from:

Investment transactions	(83,687,620)	(87,253)	43,609	(2,176)

Swap contracts	—	—	15,916	899,831

Futures contracts	—	—	(13,760)	(2,015,249)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(49,263)	915	1,369	(2,029,939)
Net change in unrealized appreciation (depreciation)	(83,736,883)	(86,338)	47,134	(3,147,533)
Net realized and unrealized loss on investments	(104,309,450)	(370,372)	(210,126)	(38,791,857)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,993,376)	$(293,864)	$(130,837)	$(40,839,348)
[1]	This information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 18, 2011 and the investment objective of the WisdomTree Euro Debt Fund thereafter.

[2]	Consolidated.

[3]	Net of foreign withholding tax of $1,093,686, $0, $97 and $613, respectively.

[4]	Net of foreign capital gains tax of $86,487, $0, $0 and $0, respectively.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	47

Statements of Changes in Net Assets

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Dreyfus Brazilian Real Fund		WisdomTree Dreyfus Chinese Yuan Fund		WisdomTree Dreyfus Commodity Currency Fund
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2012	For the Period September 24, 2010* through August 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(450,950)	$(852,492)	$(920,872)	$(2,168,242)	$(195,386)	$(366,344)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(65,202,439)	42,351,889	7,128,056	14,243,599	(4,293,548)	8,628,872

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,206,104	(7,915,911)	(7,300,448)	13,348,444	(1,601,460)	1,444,773
Net increase (decrease) in net assets resulting from operations	(59,447,285)	33,583,486	(1,093,264)	25,423,801	(6,090,394)	9,707,301
DISTRIBUTIONS:
Capital gains	(25,195,148)	(16,220,400)	(10,040,030)	(3,656,016)	(9,617,534)	(88,540)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	4,311,095	358,230,546	35,880,965	265,526,716	2,764,841	174,831,215

Cost of shares redeemed	(336,980,034)	(115,517,184)	(325,247,645)	(305,689,719)	(42,500,144)	(103,890,372)
Net increase (decrease) in net assets resulting from capital share transactions	(332,668,939)	242,713,362	(289,366,680)	(40,163,003)	(39,735,303)	70,940,843
Net Increase (Decrease) in Net Assets	(417,311,372)	260,076,448	(300,499,974)	(18,395,218)	(55,443,231)	80,559,604
NET ASSETS:

Beginning of period	$481,253,155	$221,176,707	$567,882,541	$586,277,759	$80,559,704	$100

End of period	$63,941,783	$481,253,155	$267,382,567	$567,882,541	$25,116,473	$80,559,704
Accumulated net investment loss included in net assets at end of period	$(194,379)	$—	$—	$—	$(102,383)	$(135,859)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	16,600,000	8,000,000	22,000,000	23,600,000	2,900,004	4

Shares created	200,000	12,600,000	1,400,000	10,400,000	100,000	6,700,000

Shares redeemed	(13,400,000)	(4,000,000)	(12,800,000)	(12,000,000)	(1,800,004)	(3,800,000)
Shares outstanding, end of period	3,400,000	16,600,000	10,600,000	22,000,000	1,200,000	2,900,004
*	Commencement of operations.

See Notes to Financial Statements.

48	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Dreyfus Emerging Currency Fund		WisdomTree Dreyfus Indian Rupee Fund		WisdomTree Dreyfus Japanese Yen Fund
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(1,644,529)	$(1,934,945)	$(68,208)	$(81,203)	$(39,469)	$(27,292)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(47,039,558)	41,098,858	(3,856,466)	2,691,129	(578,701)	715,109

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	13,138,967	(12,642,175)	962,627	(801,520)	(92,233)	(70,612)
Net increase (decrease) in net assets resulting from operations	(35,545,120)	26,521,738	(2,962,047)	1,808,406	(710,403)	617,205
DISTRIBUTIONS:
Capital gains	(18,712,971)	(11,076,912)	(2,624,184)	(229,344)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	44,287,261	398,353,827	6,835,909	8,027,082	13,499,820	6,791,822

Cost of shares redeemed	(300,918,511)	(165,494,219)	(7,080,979)	(8,088,109)	(19,786,546)	(6,227,458)
Net increase (decrease) in net assets resulting from capital share transactions	(256,631,250)	232,859,608	(245,070)	(61,027)	(6,286,726)	564,364
Net Increase (Decrease) in Net Assets	(310,889,341)	248,304,434	(5,831,301)	1,518,035	(6,997,129)	1,181,569
NET ASSETS:

Beginning of year	$585,410,568	$337,106,134	$24,104,380	$22,586,345	$13,636,700	$12,455,131

End of year	$274,521,227	$585,410,568	$18,273,079	$24,104,380	$6,639,571	$13,636,700
Accumulated net investment loss included in net assets at end of year	$(550,111)	$(392)	$(41,995)	$—	$(26,265)	$(90)
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	25,600,000	15,400,000	900,000	900,000	400,000	400,000

Shares created	2,100,000	17,400,000	300,000	300,000	400,000	200,000

Shares redeemed	(14,200,000)	(7,200,000)	(300,000)	(300,000)	(600,000)	(200,000)
Shares outstanding, end of year	13,500,000	25,600,000	900,000	900,000	200,000	400,000

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	49

Statements of Changes in Net Assets (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Dreyfus South African Rand Fund		WisdomTree Asia Local Debt Fund		WisdomTree Australia & New Zealand Debt Fund[1]
	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2012	For the Period March 17, 2011* through August 31, 2011	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(22,423)	$(38,134)	$10,815,908	$4,319,964	$1,025,474	$(100,168)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(1,251,326)	1,704,951	(6,431,727)	(365,129)	(2,060,374)	4,408,544

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	211,584	(310,302)	(29,030,849)	18,675,513	(411,047)	1,058,598
Net increase (decrease) in net assets resulting from operations	(1,062,165)	1,356,515	(24,646,668)	22,630,348	(1,445,947)	5,366,974
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	—	(5,252,991)	(3,228,984)	(1,008,547)	—

Capital gains	(525,792)	(1,542,484)	—	—	(3,657,564)	(1,497,168)
Total dividends and distributions	(525,792)	(1,542,484)	(5,252,991)	(3,228,984)	(4,666,111)	(1,497,168)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	2,910,120	63,870,347	640,684,820	20,079,540	38,170,101

Cost of shares redeemed	(2,350,903)	(5,843,568)	(271,185,914)	—	(21,502,070)	(7,215,851)
Net increase (decrease) in net assets resulting from capital share transactions	(2,350,903)	(2,933,448)	(207,315,567)	640,684,820	(1,422,530)	30,954,250
Net Increase (Decrease) in Net Assets	(3,938,860)	(3,119,417)	(237,215,226)	660,086,184	(7,534,588)	34,824,056
NET ASSETS:

Beginning of period	$8,561,047	$11,680,464	$660,086,284	$100	$52,613,989	$17,789,933

End of period	$4,622,187	$8,561,047	$422,871,058	$660,086,284	$45,079,401	$52,613,989
Accumulated net investment loss included in net assets at end of period	$(12,565)	$—	$—	$—	$—	$—
Undistributed net investment income included in net assets at end of period	$—	$—	$626,963	$948,331	$18,823	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	300,000	400,000	12,400,002	2	2,000,000	800,000

Shares created	—	100,000	1,200,000	12,400,000	900,000	1,500,000

Shares redeemed	(100,000)	(200,000)	(5,400,002)	—	(900,000)	(300,000)
Shares outstanding, end of period	200,000	300,000	8,200,000	12,400,002	2,000,000	2,000,000
*	Commencement of operations.

[1]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

See Notes to Financial Statements.

50	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund		WisdomTree Euro Debt Fund[1]
	For the Period March 8, 2012* through August 31, 2012	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,286,423	$56,316,074	$32,150,780	$76,508	$20,598

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	—	(20,572,567)	6,300,940	(284,034)	1,398,876

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	2,112,899	(83,736,883)	37,998,846	(86,338)	41,855
Net increase (decrease) in net assets resulting from operations	3,399,322	(47,993,376)	76,450,566	(293,864)	1,461,329
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(1,255,521)	(41,647,949)	(33,983,409)	(98,414)	—

Capital gains	—	(1,076,270)	—	—	—
Total dividends and distributions	(1,255,521)	(42,724,219)	(33,983,409)	(98,414)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	59,959,360	230,110,323	1,342,040,442	2,156,571	4,672,868

Cost of shares redeemed	—	(358,014,383)	(164,121,152)	(524,146)	(13,724,416)
Net increase (decrease) in net assets resulting from capital share transactions	59,959,360	(127,904,060)	1,177,919,290	1,632,425	(9,051,548)
Net Increase (Decrease) in Net Assets	62,103,161	(218,621,655)	1,220,386,447	1,240,147	(7,590,219)
NET ASSETS:

Beginning of period	$150	$1,415,705,468	$195,319,021	$5,246,137	$12,836,356

End of period	$62,103,311	$1,197,083,813	$1,415,705,468	$6,486,284	$5,246,137
Undistributed net investment income included in net assets at end of period	$30,902	$1,227,624	$5,356,586	$—	$19,160
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2	26,300,002	3,900,002	225,000	625,000

Shares created	800,000	4,400,000	25,500,000	100,000	200,000

Shares redeemed	—	(7,300,002)	(3,100,000)	(25,000)	(600,000)
Shares outstanding, end of period	800,002	23,400,000	26,300,002	300,000	225,000
*	Commencement of operations.

[1]	This information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 18, 2011 and the investment objective of the WisdomTree Euro Debt Fund thereafter.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	51

Statements of Changes in Net Assets (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Global Real Return Fund[1]		WisdomTree Managed Futures Strategy Fund[1]
	For the Year Ended August 31, 2012	For the Period July 14, 2011* through August 31, 2011	For the Year Ended August 31, 2012	For the Period January 5, 2011* through August 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$79,289	$4,589	$(2,047,491)	$(654,903)

Net realized gain (loss) on investments, forward foreign currency contracts, swap contracts, future contracts and foreign currency related transactions	(257,260)	(34,106)	(35,644,324)	(8,494,043)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, swap contracts, future contracts and translation of assets and liabilities denominated in foreign currencies	47,134	95,489	(3,147,533)	4,041,921
Net increase (decrease) in net assets resulting from operations	(130,837)	65,972	(40,839,348)	(5,107,025)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(62,328)	—	—	—

Capital gains	(4,620)	—	(4,681,860)	—
Total dividends and distributions	(66,948)	—	(4,681,860)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	5,000,000	97,249,988	234,659,486

Cost of shares redeemed	(96)	—	(131,992,847)	—
Net increase (decrease) in net assets resulting from capital share transactions	(96)	5,000,000	(34,742,859)	234,659,486
Net Increase (Decrease) in Net Assets	(197,881)	5,065,972	(80,264,067)	229,552,461
NET ASSETS:

Beginning of period	$5,066,072	$100	$229,552,561	$100

End of period	$4,868,191	$5,066,072	$149,288,494	$229,552,561
Accumulated net investment loss included in net assets at end of period	$—	$—	$(1,043,020)	$—
Undistributed net investment income included in net assets at end of period	$23,012	$4,777	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	100,002	2	4,600,002	2

Shares created	—	100,000	2,100,000	4,600,000

Shares redeemed	(2)	—	(3,100,002)	—
Shares outstanding, end of period	100,000	100,002	3,600,000	4,600,002
*	Commencement of operations.

[1]	Consolidated.

See Notes to Financial Statements.

52	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus Brazilian Real Fund	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$28.99	$27.65	$24.47	$26.47	$25.19
Investment operations:
Net investment income (loss)[1]	(0.09)	(0.10)	(0.07)	0.04	0.15
Net realized and unrealized gain (loss)	(4.36)	4.68	3.53	(1.34)	1.13
Total from investment operations	(4.45)	4.58	3.46	(1.30)	1.28
Dividends and distributions to shareholders:
Net investment income	—	—	(0.02)	(0.17)	—
Capital gains	(5.73)	(3.24)	(0.26)	(0.53)	—
Total dividends and distributions to shareholders	(5.73)	(3.24)	(0.28)	(0.70)	—
Net asset value, end of period	$18.81	$28.99	$27.65	$24.47	$26.47

TOTAL RETURN[2]	(16.14)%	17.98%	14.24%	(3.92)%	5.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$63,942	$481,253	$221,177	$112,573	$121,740
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%[3]
Net investment income (loss)	(0.38)%	(0.36)%	(0.28)%	0.19%	1.99%[3]
Portfolio turnover rate[4]	N/A5	0%	0%	0%	N/A5

WisdomTree Dreyfus Chinese Yuan Fund	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$25.81	$24.84	$25.31	$25.39	$24.87
Investment operations:
Net investment income (loss)[1]	(0.06)	(0.09)	(0.07)	0.08	0.14
Net realized and unrealized gain (loss)	0.02	1.21	(0.40)	0.32	0.38
Total from investment operations	(0.04)	1.12	(0.47)	0.40	0.52
Dividends and distributions to shareholders:
Net investment income	—	—	—	(0.48)	—
Capital gains	(0.55)	(0.15)	—	—	—
Total dividends and distributions to shareholders	(0.55)	(0.15)	—	(0.48)	—
Net asset value, end of period	$25.22	$25.81	$24.84	$25.31	$25.39

TOTAL RETURN[2]	(0.15)%	4.50%	(1.86)%	1.58%	2.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$267,383	$567,883	$586,278	$136,660	$284,393
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%[3]
Net investment income (loss)	(0.22)%	(0.34)%	(0.28)%	(0.36)%	2.04%[3]
Portfolio turnover rate[4]	N/A5	0%	8%	0%	N/A5
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualiized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	53

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus Commodity Currency Fund	For the Year Ended August 31, 2012	For the Period September 24, 2010* through August 31, 2011
Net asset value, beginning of period	$27.78	$25.10
Investment operations:
Net investment loss[1]	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(1.68)	2.90
Total from investment operations	(1.79)	2.77
Dividends and distributions to shareholders:
Capital gains	(5.06)	(0.09)
Net asset value, end of period	$20.93	$27.78

TOTAL RETURN[2]	(5.75)%	11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,116	$80,560
Ratios to average net assets of:
Net expenses	0.55%	0.55%[3]
Net investment loss	(0.48)%	(0.46)%[3]
Portfolio turnover rate[4]	N/A5	N/A5

WisdomTree Dreyfus Emerging Currency Fund	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Period May 6, 2009* through August 31, 2009
Net asset value, beginning of period	$22.87	$21.89	$21.22	$19.98
Investment operations:
Net investment loss[1]	(0.10)	(0.10)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(1.38)	1.92	0.94	1.26
Total from investment operations	(1.48)	1.82	0.85	1.24
Dividends and distributions to shareholders:
Capital gains	(1.06)	(0.84)	(0.18)	—
Net asset value, end of period	$20.33	$22.87	$21.89	$21.22

TOTAL RETURN[2]	(6.36)%	8.44%	4.01%	6.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$274,521	$585,411	$337,106	$38,200
Ratios to average net assets of:
Net expenses	0.55%	0.55%	0.55%	0.55%[3]
Net investment loss	(0.47)%	(0.46)%	(0.39)%	(0.33)%[3]
Portfolio turnover rate[4]	N/A5	0%	0%	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualiized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

54	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus Indian Rupee Fund	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$26.78	$25.10	$23.79	$24.47	$24.69
Investment operations:
Net investment income (loss)[1]	(0.08)	(0.09)	(0.08)	0.02	0.15
Net realized and unrealized gain (loss)	(3.12)	2.06	1.39	(0.51)	(0.37)
Total from investment operations	(3.20)	1.97	1.31	(0.49)	(0.22)
Dividends and distributions to shareholders:
Net investment income	—	—	—	(0.19)	—
Capital gains	(3.28)	(0.29)	—	—	—
Total dividends and distributions to shareholders	(3.28)	(0.29)	—	(0.19)	—
Net asset value, end of period	$20.30	$26.78	$25.10	$23.79	$24.47

TOTAL RETURN[2]	(11.93)%	7.86%	5.51%	(1.97)%	(0.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$18,273	$24,104	$22,586	$11,893	$9,789
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%[3]
Net investment income (loss)	(0.37)%	(0.34)%	(0.29)%	0.09%	1.93%[3]
Portfolio turnover rate[4]	N/A5	0%	0%	0%	N/A5

WisdomTree Dreyfus Japanese Yen Fund	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 21, 2008* through August 31, 2008
Net asset value, beginning of period	$34.09	$31.14	$28.26	$24.21	$25.45
Investment operations:
Net investment income (loss)[1]	(0.10)	(0.09)	(0.08)	0.00[6]	0.01
Net realized and unrealized gain (loss)	(0.79)	3.04	2.96	4.12	(1.25)
Total from investment operations	(0.89)	2.95	2.88	4.12	(1.24)
Dividends to shareholders:
Net investment income	—	—	—	(0.07)	—
Net asset value, end of period	$33.20	$34.09	$31.14	$28.26	$24.21

TOTAL RETURN[2]	(2.61)%	9.47%	10.19%	17.01%	(4.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,640	$13,637	$12,455	$11,305	$19,368
Ratios to average net assets of:
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%[3]
Net investment income (loss)	(0.29)%	(0.28)%	(0.27)%	0.01%	0.20%[3]
Portfolio turnover rate[4]	N/A5	N/A5	N/A5	N/A [5]	N/A5
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualiized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

[6]	Amount represents less than $0.005.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	55

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dreyfus South African Rand Fund	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period June 25, 2008* through August 31, 2008
Net asset value, beginning of period	$28.54	$29.20	$26.73	$26.61	$25.35
Investment operations:
Net investment income (loss)[1]	(0.09)	(0.10)	(0.09)	0.02	0.09
Net realized and unrealized gain (loss)	(3.59)	3.30	3.36	1.72	1.17
Total from investment operations	(3.68)	3.20	3.27	1.74	1.26
Dividends and distributions to shareholders:
Net investment income	—	—	(0.00)[6]	(0.09)	—
Capital gains	(1.75)	(3.86)	(0.80)	(1.53)	—
Total dividends and distributions to shareholders	(1.75)	(3.86)	(0.80)	(1.62)	—
Net asset value, end of period	$23.11	$28.54	$29.20	$26.73	$26.61

TOTAL RETURN[2]	(12.80)%	11.00%	12.53%	8.44%	4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,622	$8,561	$11,680	$5,345	$2,661
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%[3]
Net investment income (loss)	(0.38)%	(0.34)%	(0.31)%	0.07%	1.78%[3]
Portfolio turnover rate[4]	N/A5	0%	0%	0%	N/A5

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2012	For the Period March 17, 2011* through August 31, 2011
Net asset value, beginning of period	$53.23	$49.85
Investment operations:
Net investment income[1]	1.29	0.60
Net realized and unrealized gain (loss)	(2.37)	3.21
Total from investment operations	(1.08)	3.81
Dividends to shareholders:
Net investment income	(0.58)	(0.43)
Net asset value, end of period	$51.57	$53.23

TOTAL RETURN[2]	(2.00)%	7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$422,871	$660,086
Ratios to average net assets of:
Net expenses	0.55%	0.55%[3]
Net investment income	2.51%	2.52%[3]
Portfolio turnover rate[4]	62%	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualiized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

[6]	Amount represents less than $0.005.

See Notes to Financial Statements.

56	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Australia & New Zealand Debt Fund	For the Year Ended August 31, 2012[1]	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period June 25, 2008* through August 31, 2008
Net asset value, beginning of period	$26.31	$22.24	$23.68	$23.53	$24.93
Investment operations:
Net investment income (loss)[2]	0.67	(0.08)	(0.07)	(0.02)	0.09
Net realized and unrealized gain (loss)	(0.70)	5.40	1.08	0.30	(1.49)
Total from investment operations	(0.03)	5.32	1.01	0.28	(1.40)
Dividends and distributions to shareholders:
Net investment income	(0.69)	—	—	(0.13)	—
Capital gains	(3.05)	(1.25)	(2.45)	—	—
Total dividends and distributions to shareholders	(3.74)	(1.25)	(2.45)	(0.13)	—
Net asset value, end of period	$22.54	$26.31	$22.24	$23.68	$23.53

TOTAL RETURN[3]	0.76%	24.85%	4.32%	1.30%	(5.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$45,079	$52,614	$17,790	$9,471	$2,353
Ratios to average net assets of:
Net expenses	0.45%	0.45%	0.45%	0.45%	0.45%[4]
Net investment income (loss)	2.99%	(0.35)%	(0.30)%	(0.11)%	1.96%[4]
Portfolio turnover rate[5]	9%	0%	0%	0%	N/A6

WisdomTree Emerging Markets Corporate Bond Fund	For the Period March 8, 2012* through August 31, 2012
Net asset value, beginning of period	$75.03
Investment operations:
Net investment income[2]	1.63
Net realized and unrealized gain (loss)	2.54
Total from investment operations	4.17
Dividends to shareholders:
Net investment income	(1.57)
Net asset value, end of period	$77.63

TOTAL RETURN[3]	5.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$62,103
Ratios to average net assets[3] of:
Net expenses	0.60%[4]
Net investment income	4.47%[4]
Portfolio turnover rate[5]	0%
*	Commencement of investment operations.

[1]

This information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualiized.

[4]	Annualized.

[5]	Portfolio turnover rate is not annualized.

[6]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	57

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Period August 9, 2010* through August 31, 2010
Net asset value, beginning of period	$53.83	$50.08	$50.23
Investment operations:
Net investment income[2]	2.41	2.40	0.10
Net realized and unrealized gain (loss)	(3.26)	3.79	(0.25)
Total from investment operations	(0.85)	6.19	(0.15)
Dividends and distributions to shareholders:
Net investment income	(1.77)	(2.44)	—
Capital gains	(0.05)	—	—
Total dividends and distributions to shareholders	(1.82)	(2.44)	—
Net asset value, end of period	$51.16	$53.83	$50.08

TOTAL RETURN[3]	(1.45)%	12.64%	(0.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,197,084	$1,415,705	$195,319
Ratios to average net assets of:
Net expenses	0.55%	0.55%	0.55%[4]
Net investment income	4.76%	4.65%	3.31%[4]
Portfolio turnover rate[5]	43%	30%	0%

WisdomTree Euro Debt Fund	For the Year Ended August 31, 2012[1]	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009	For the Period May 14, 2008* through August 31, 2008
Net asset value, beginning of period	$23.32	$20.54	$23.19	$24.07	$25.04
Investment operations:
Net investment income (loss)[2]	0.35	0.05	(0.01)	0.35	0.29
Net realized and unrealized gain (loss)	(1.61)	2.73	(2.64)	(0.63)	(1.26)
Total from investment operations	(1.26)	2.78	(2.65)	(0.28)	(0.97)
Dividends to shareholders:
Net investment income	(0.44)	—	—	(0.60)	—
Net asset value, end of period	$21.62	$23.32	$20.54	$23.19	$24.07

TOTAL RETURN[3]	(5.37)%	13.53%	(11.43)%	(1.13)%	(3.87)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,486	$5,246	$12,836	$9,857	$19,256
Ratios to average net assets of:
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%[4]
Net investment income (loss)	1.63%	1.26%	(0.30)%	1.61%	3.73%[4]
Portfolio turnover rate[5]	26%	N/A6	N/A6	N/A6	N/A6
*	Commencement of investment operations.

[1]	This information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 18, 2011 and the investment objective of the WisdomTree Euro Debt Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualiized.

[4]	Annualized.

[5]	Portfolio turnover rate is not annualized.

[6]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

58	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2012

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global Real Return Fund	For the Year Ended August 31, 2012	For the Period July 14, 2011* through August 31, 2011
Net asset value, beginning of period	$50.66	$49.99
Investment operations:
Net investment income[1]	0.79	0.05
Net realized and unrealized gain (loss)	(2.10)	0.62
Total from investment operations	(1.31)	0.67
Dividends and distributions to shareholders:
Net investment income	(0.62)	—
Capital gains	(0.05)	—
Total dividends and distributions to shareholders	(0.67)	—
Net asset value, end of period	$48.68	$50.66

TOTAL RETURN[2]	(2.54)%	1.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,868	$5,066
Ratios to average net assets of:
Net expenses	0.60%	0.60%[3]
Net investment income (loss)	1.65%	0.68%[3]
Portfolio turnover rate[4]	3%	0%[6]

WisdomTree Managed Futures Strategy Fund	For the Year Ended August 31, 2012	For the Period January 5, 2011* through August 31, 2011
Net asset value, beginning of period	$49.90	$50.18
Investment operations:
Net investment loss[1]	(0.40)	(0.27)
Net realized and unrealized loss	(7.25)	(0.01)
Total from investment operations	(7.65)	(0.28)
Dividends and distributions to shareholders:
Capital gains	(0.78)	—
Total dividends and distributions to shareholders	(0.78)	—
Net asset value, end of period	$41.47	$49.90

TOTAL RETURN[2]	(15.47)%	(0.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$149,288	$229,553
Ratios to average net assets of:
Net expenses	0.95%	0.95%[3]
Net investment loss	(0.91)%	(0.91)%[3]
Portfolio turnover rate[4]	N/A5	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualiized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	59

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to a Trust Instrument dated December 15, 2005. As of August 31, 2012, the Trust offered 48 investment funds (each a “Fund”, collectively the “Funds”). These notes relate only to Funds listed in the table below:

Fund Name	Commencement of Operations
WisdomTree Dreyfus Brazilian Real Fund (“Brazilian Real Fund”)	May 14, 2008
WisdomTree Dreyfus Chinese Yuan Fund (“Chinese Yuan Fund”)	May 14, 2008
WisdomTree Dreyfus Commodity Currency Fund (“Commodity Currency Fund”)	September 24, 2010
WisdomTree Dreyfus Emerging Currency Fund (“Emerging Currency Fund”)	May 6, 2009
WisdomTree Dreyfus Indian Rupee Fund (“Indian Rupee Fund”)	May 14, 2008
WisdomTree Dreyfus Japanese Yen Fund (“Japanese Yen Fund”)	May 21, 2008
WisdomTree Dreyfus South African Rand Fund (“South African Rand Fund”)	June 25, 2008
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”)	March 17, 2011
WisdomTree Australia & New Zealand Debt Fund (“Australia & New Zealand Debt Fund”)	June 25, 2008
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Euro Debt Fund (“Euro Debt Fund”)	May 14, 2008
WisdomTree Global Real Return Fund (“Global Real Return Fund”) (consolidated)	July 14, 2011
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011

Consolidation of Subsidiaries

The financial statements of the Managed Futures Strategy Fund and Global Real Return Fund are consolidated and each includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary,” together, the “Subsidiaries”). For the Managed Futures Strategy Fund and Global Real Return Fund, the accompanying financial statements reflect the financial position and results of operations of each Fund on a consolidated basis with its respective Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. Each Fund’s investment in its Subsidiary may not exceed 25% of the Fund’s total assets at the end of each fiscal quarter.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds.

Guarantees — In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote. Therefore, no liabilities have been recorded in connection with these indemnifications.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Fixed income securities generally are valued at current market quotations or mean prices obtained from dealers or independent pricing services. Dealers or independent pricing services, in determining the value of securities may consider such factors as recent transactions, indications from dealers, yields and prices on

60	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

similar securities, and market sentiment for the type of security. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Forward foreign currency contracts generally are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time for Europe and the Americas, and Tullett Prebon closing spot and forward rates as of 2:00 p.m. Singapore time for Asia. Futures contracts generally are valued at the settlement price on the primary exchange on which they trade. Swap contracts are generally marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. Short-term debt securities with remaining maturities of 60 days or less generally are valued on the basis of amortized cost which approximates fair value.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments and derivatives will be valued in accordance with the Fund’s pricing policy and procedures approved by the Board of Trustees. In addition, securities may be valued using fair value pricing and may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Each Fund may invest in money market funds which are valued at such money market fund’s NAV per share.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classifications of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments are as follows:

Financial instruments are valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as forward foreign currency contracts or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the

WisdomTree Currency, Fixed Income and Alternative Funds	61

Notes to Financial Statements (continued)

financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust, has established a fair valuation committee (the “Valuation Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, pricing service provider or broker quotation, or such prices are deemed to not reflect current market value, the Valuation Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Determination of this value may include significant unobservable inputs and therefore would be reflected as Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Valuation Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Valuation Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.

Also, when observable inputs become available, the Valuation Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012 in valuing each Fund’s assets:

Brazilian Real Fund	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$8,010,510	$—
U.S. Government Obligations	—	54,440,991	—
Total	—	62,451,501	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,501,871	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(357,770)	—
Total - Net	$—	$63,595,602	$—

Chinese Yuan Fund	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$31,834,260	$—
Time Deposits	—	38,794,540	—
U.S. Government Obligations	—	201,092,249	—
Total	—	271,721,049	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	533,493	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(1,836,256)	—
Total - Net	$—	$270,418,286	$—

Commodity Currency Fund	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$1,578,580	$—
U.S. Government Obligations	—	23,548,973	—
Total	—	25,127,553	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	63,985	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(220,612)	—
Total - Net	$—	$24,970,926	$—

62	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Emerging Currency Fund	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$43,712,709	$—
U.S. Government Obligations	—	229,273,580	—
Total	—	272,986,289	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,500,942	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(1,216,342)	—
Total - Net	$—	$273,270,889	$—

Indian Rupee Fund	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$4,358,229	$—
U.S. Government Obligations	—	13,746,178	—
Total	—	18,104,407	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	49,758	—
Total - Net	$—	$18,154,165	$—

Japanese Yen Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Obligations	$—	$1,660,032	$—
Repurchase Agreement	—	1,649,196	—
Time Deposits	—	3,232,626	—
Total	$—	$6,541,854	$—

South African Rand Fund	Level 1	Level 2	Level 3
Investments in Securities
Repurchase Agreement	$—	$1,042,476	$—
U.S. Government Obligations	—	3,649,290	—
Total	—	4,691,766	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(120,611)	—
Total - Net	$—	$4,571,155	$—

Asia Local Debt Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Agencies	$—	$26,446,592	$—
Foreign Government Obligations	—	278,734,447	—
Repurchase Agreement	—	48,515,406	—
Supranational Bonds	—	53,346,531	—
Total	—	407,042,976	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	544,368	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(61,843)	—
Total - Net	$—	$407,525,501	$—

Australia & New Zealand Debt Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Agencies & Obligations	$—	$31,913,764	$—
Supranational Bonds	—	12,413,171	—
Total	$—	$44,326,935	$—

WisdomTree Currency, Fixed Income and Alternative Funds	63

Notes to Financial Statements (continued)

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Corporate Bonds	$—	$58,952,770	$—
Foreign Government Agencies	—	2,031,300	—
Money Market Fund	—	2,311,400	—
Total	$—	$63,295,470	$—

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Obligations	$—	$970,012,071	$—
Money Market Fund	—	92,897,084	—
Repurchase Agreement	—	41,043,022	—
Supranational Bonds	—	148,798,021	—
Total	—	1,252,750,198	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	1,017,028	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(31,887)	—
Total - Net	$—	$1,253,735,339	$—

Euro Debt Fund	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Agencies	$—	$301,189	$—
Foreign Government Obligations	—	4,133,409
Supranational Bonds	—	1,847,136	—
Total	$—	$6,281,734	$—

Global Real Return Fund (consolidated)	Level 1	Level 2	Level 3
Investments in Securities
Foreign Government Obligations	$—	$1,783,642	$—
Supranational Bond	—	191,562	—
U.S. Government Obligations	—	2,163,648	—
Total	—	4,138,852	—
Unrealized Appreciation on Swap Contracts	—	8,345	—
Unrealized Appreciation on Futures Contracts	7,476	—	—
Total - Net	$7,476	$4,147,197	$—

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
Investments in Securities
U.S. Government Obligations	$—	$129,497,897	$—
Total	—	129,497,897	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	16,657	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(141,677)	—
Unrealized Appreciation on Swap Contracts	—	86,073	—
Unrealized Appreciation on Futures Contracts	1,156,027	—	—
Unrealized Depreciation on Futures Contracts	(222,496)	—	—
Total – Net	$933,531	$129,458,950	$—

No transfers between Level 1 and Level 2 fair value measurements occurred during the period ended August 31, 2012.

64	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. All transfers in or out of Level 3 are done using the beginning of period method.

Asia Local Debt Fund	Supranational Bonds
Balance as of September 1, 2011	$12,365,842
Premium/discount amortization (accretion)	(9,546)
Realized gain (loss)[1]	(1,156,433)
Change in unrealized appreciation (depreciation)[2]	(303,017)
Sales	(10,896,846)
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of August 31, 2012	$—

Emerging Markets Local Debt Fund	Supranational Bonds
Balance as of September 1, 2011	$2,241,272
Premium/discount amortization (accretion)	(3,295)
Realized gain (loss)[1]	(114,888)
Change in unrealized appreciation (depreciation)[2]	(67,999)
Sales	(2,055,090)
Transfers into Level 3[3]	—
Transfers out of Level 3[4]	—
Balance as of August 31, 2012	$—
[1]	This amount is included in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]

This amount is included in the net change in unrealized appreciation (depreciation) from investment transactions in the Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transfers into Level 3 are as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transfers out of Level 3 are as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically forward foreign currency contracts, swaps contracts and futures contracts during the period ended August 31, 2012 which are detailed in the tables herein. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV or net assets over a specified time period. If an event occurred that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund as reflected in each respective derivative footnote.

As of August 31, 2012, the following Funds posted securities and/or cash as collateral for derivative agreements as follows:

Fund	Value of Collateral Posted
Brazilian Real Fund	$30,000
Chinese Yuan Fund	670,000
Global Real Return Fund	122,000
Managed Futures Strategy Fund	9,509,859

WisdomTree Currency, Fixed Income and Alternative Funds	65

Notes to Financial Statements (continued)

The effect of such derivative instruments on each Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the summary below:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Brazilian Real Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,501,871	Unrealized depreciation on forward foreign currency contracts	$357,770
Chinese Yuan Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	533,493	Unrealized depreciation on forward foreign currency contracts	1,836,256
Commodity Currency Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	63,985	Unrealized depreciation on forward foreign currency contracts	220,612
Emerging Currency Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,500,942	Unrealized depreciation on forward foreign currency contracts	1,216,342
Indian Rupee Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	49,758	Unrealized depreciation on forward foreign currency contracts	—
South African Rand Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	120,611
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	544,368	Unrealized depreciation on forward foreign currency contracts	61,843
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,017,028	Unrealized depreciation on forward foreign currency contracts	31,887
Global Real Return Fund (consolidated)
Commodity contracts	Unrealized appreciation on swap contracts	1,119	Unrealized depreciation on swap contracts	—
	Unrealized appreciation on futures contracts*	7,476	Unrealized depreciation on futures contracts*	—
Interest rate contracts	Unrealized appreciation on swap contracts	7,226	Unrealized depreciation on swap contracts	—
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	16,657	Unrealized depreciation on forward foreign currency contracts	141,677
	Unrealized appreciation on futures contracts*	63,419	Unrealized depreciation on futures contracts*	131,647
Commodity contracts	Unrealized appreciation on swap contracts	86,073	Unrealized depreciation on swap contracts	—
	Unrealized appreciation on futures contracts*	1,075,816	Unrealized depreciation on futures contracts*	43,780
Interest rate contracts	Unrealized appreciation on futures contracts*	16,792	Unrealized depreciation on futures contracts*	47,069
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Derivatives not designated as hedging instruments, carried at fair value	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Brazilian Real Fund
Foreign exchange contracts	$(65,232,796)	$6,252,907
Chinese Yuan Fund
Foreign exchange contracts	6,995,732	(7,141,976)
Commodity Currency Fund
Foreign exchange contracts	(4,293,513)	(1,590,312)

66	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Derivatives not designated as hedging instruments, carried at fair value	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Emerging Currency Fund
Foreign exchange contracts	$(47,086,412)	$13,254,302
Indian Rupee Fund
Foreign exchange contracts	(3,856,543)	966,621
Japanese Yen Fund
Foreign exchange contracts	143,701	—
South African Rand Fund
Foreign exchange contracts	(1,251,316)	212,354
Asia Local Debt Fund
Foreign exchange contracts	(282,168)	187,807
Australia & New Zealand Debt Fund
Foreign exchange contracts	(1,551,956)	1,565,365
Emerging Markets Local Debt Fund
Foreign exchange contracts	(1,148,299)	157,278
Euro Debt Fund
Foreign exchange contracts	2,677	—
Global Real Return Fund (consolidated)
Commodity contracts	(262,517)	1,926

Interest rate contracts	2,748	230
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	(11,394,941)	(2,125,579)

Commodity contracts	(27,390,172)	1,160,716

Interest rate contracts	3,140,197	(2,180,494)

[1]	Realized gains (losses) on derivatives are located on the Statement of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts and swap contracts
Interest rate contracts	Net realized gain (loss) from futures contracts and swap contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statement of Operations as follows:

Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts
Interest rate contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts

During the fiscal year ended August 31, 2012, the volume of derivative activity was as follows:

	Average Notional			Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Swap contracts	Futures contracts (long)	Futures contracts (short)
Brazilian Real Fund
Foreign exchange contracts	$209,652,515	$80,516,308	—	—	—
Chinese Yuan Fund
Foreign exchange contracts	492,200,862	146,127,208	—	—	—
Commodity Currency Fund
Foreign exchange contracts	61,303,896	19,829,349	—	—	—
Emerging Currency Fund
Foreign exchange contracts	515,264,680	149,585,589	—	—	—

WisdomTree Currency, Fixed Income and Alternative Funds	67

Notes to Financial Statements (continued)

	Average Notional			Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Swap contracts	Futures contracts (long)	Futures contracts (short)
Indian Rupee Fund
Foreign exchange contracts	$23,537,602	$4,246,716	—	—	—
South African Rand Fund
Foreign exchange contracts	7,713,053	1,604,189	—	—	—
Asia Local Debt Fund
Foreign exchange contracts	66,769,674	17,565,379	—	—	—
Australia & New Zealand Debt Fund
Foreign exchange contracts	7,200,723	184,639	—	—	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	60,341,765	26,059,156	—	—	—
Euro Debt Fund
Foreign exchange contracts	—	40,319	—	—	—
Global Real Return Fund (consolidated)
Interest rate contracts	—	—	$220,000	—	—
Commodity contracts	—	—	1,239,367	$167,344	—
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	64,642,983	12,937,295	$18,016,948
Foreign exchange contracts	40,767,390	35,388,010	—	20,713,225	37,149,211
Interest rate contracts	—	—	—	34,399,925	3,336,933

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income including amortization of premiums and discounts is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statement of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, including gains and losses of forward foreign currency contracts, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions and/or net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies in the Statement of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — WTAM has agreed to pay all expenses of the Funds, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s chief compliance officer; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Pursuant to a separate contractual arrangement, WTAM has arranged for the provision of chief compliance officer (“CCO”) services to the Funds, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees, in exchange for a service fee paid by each Fund, of up to 0.0044% of each Fund’s average daily net assets. Trustees fees, which are included in service fees on the Statements of Operations, of $148,055 have been paid on behalf of the Funds of the Trust to the Independent Trustees for the fiscal year ended August 31, 2012. The Subsidiaries do not pay service fees. Expenses in excess of 0.0044% were paid by WTAM.

Repurchase Agreements — Each Fund’s custodian or a third party custodian under tri-party repurchase agreements may take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the

68	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds. Realized gains and losses on forward contracts include net gains or losses recognized by the Funds on contracts which have matured. Each Fund may enter into Forward Contracts to manage its foreign currency exposure or to facilitate settlement of foreign currency denominated portfolio transactions. A Fund may invest in both Forward Contracts and U.S. dollar denominated money market securities in an attempt to create a “synthetic” investment in a foreign currency denominated instrument.

The following Forward Contracts were open at August 31, 2012:

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Brazilian Real Fund	9/5/2012	BRL	183,786	USD	90,135	$(442)
	9/5/2012	BRL	7,633,067	USD	3,743,535	(18,357)
	9/5/2012	BRL	30,013,179	USD	14,629,870	(161,869)
	9/5/2012	BRL	30,013,179	USD	14,633,437	(158,303)
	9/5/2012	USD	16,134,706	BRL	33,921,606	583,268
	9/5/2012	USD	16,126,268	BRL	33,921,605	591,706
	10/2/2012	USD	17,206,746	BRL	35,043,259	(13,200)
	10/2/2012	USD	17,199,146	BRL	35,043,259	(5,599)
	11/5/2012	USD	14,646,245	BRL	30,308,940	161,680
	11/5/2012	USD	14,642,707	BRL	30,308,940	165,217
						$1,144,101
Chinese Yuan Fund
	10/22/2012	CNY	16,144,972	USD	2,525,019	$(14,432)
	10/22/2012	CNY	16,153,950	USD	2,527,174	(13,689)
	10/22/2012	CNY	16,145,887	USD	2,531,497	(8,098)
	10/22/2012	CNY	16,111,526	USD	2,533,259	(931)
	10/22/2012	CNY	16,111,526	USD	2,533,577	(613)
	10/22/2012	CNY	16,115,924	USD	2,534,548	(334)
	10/22/2012	CNY	16,146,480	USD	2,534,968	(4,720)
	10/22/2012	CNY	16,110,533	USD	2,535,694	1,660
	10/22/2012	CNY	16,151,729	USD	2,538,582	(1,932)
	10/22/2012	CNY	16,137,082	USD	2,538,874	664
	10/22/2012	CNY	16,148,321	USD	2,539,244	(734)
	10/22/2012	CNY	16,139,212	USD	2,539,529	984
	10/22/2012	CNY	16,163,287	USD	2,545,400	3,068
	10/22/2012	CNY	16,152,543	USD	2,548,122	7,480
	10/22/2012	CNY	67,119,250	USD	10,554,689	(2,533)
	10/22/2012	USD	127,802,164	CNY	809,435,003	(485,713)
	12/10/2012	CNY	49,636,517	USD	7,788,200	884
	12/10/2012	USD	27,927,531	CNY	176,948,835	(166,590)
	1/11/2013	CNH	16,088,257	USD	2,499,923	(5,814)
	1/11/2013	CNH	16,090,944	USD	2,505,207	(949)
	1/11/2013	CNH	16,120,497	USD	2,505,517	(5,242)
	1/11/2013	CNH	16,120,497	USD	2,505,517	(5,242)

WisdomTree Currency, Fixed Income and Alternative Funds	69

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	1/11/2013	CNH	16,116,937	USD	2,507,887	$(2,317)
	1/11/2013	CNH	16,107,277	USD	2,508,140	(559)
	1/11/2013	CNH	16,131,717	USD	2,509,797	(2,710)
	1/11/2013	CNH	16,138,326	USD	2,510,239	(3,297)
	1/11/2013	CNH	16,110,186	USD	2,510,939	1,786
	1/11/2013	CNH	16,097,267	USD	2,511,274	4,133
	1/11/2013	CNH	16,140,408	USD	2,511,539	(2,320)
	1/11/2013	CNH	16,138,285	USD	2,519,403	5,873
	1/11/2013	CNH	16,116,764	USD	2,524,833	14,655
	1/11/2013	CNH	16,130,441	USD	2,528,282	15,975
	1/11/2013	CNH	16,132,114	USD	2,528,545	15,977
	1/11/2013	CNH	16,097,607	USD	2,529,877	22,683
	1/11/2013	CNH	16,100,991	USD	2,532,200	24,479
	1/11/2013	CNH	16,137,469	USD	2,532,957	19,555
	1/11/2013	CNH	16,130,255	USD	2,541,398	29,120
	1/11/2013	CNH	16,125,140	USD	2,542,395	30,913
	1/11/2013	CNH	16,135,718	USD	2,542,660	29,530
	1/11/2013	CNH	16,135,718	USD	2,542,660	29,530
	1/11/2013	CNH	16,145,223	USD	2,545,160	30,550
	1/11/2013	CNH	16,172,576	USD	2,545,660	26,790
	1/11/2013	CNH	32,256,454	USD	5,054,286	30,361
	1/11/2013	CNH	32,309,818	USD	5,077,765	45,528
	1/11/2013	CNH	32,293,777	USD	5,081,233	51,495
	1/11/2013	CNH	32,345,601	USD	5,098,613	60,803
	1/11/2013	CNH	109,035,486	USD	16,947,452	(34,766)
	1/11/2013	USD	155,101,143	CNH	990,475,901	(835,052)
	1/11/2013	USD	27,038,613	CNH	173,709,568	16,559
	1/11/2013	USD	16,217,624	CNH	104,206,342	12,458
	3/18/2013	USD	27,689,221	CNY	175,793,325	(237,669)
						$(1,302,763)
Commodity Currency Fund
	10/2/2012	USD	3,155,746	BRL	6,401,430	$(14,962)
	12/4/2012	USD	3,150,243	AUD	3,028,425	(45,984)
	12/4/2012	USD	3,158,643	CAD	3,119,729	(3,723)
	12/4/2012	USD	3,155,234	CLP	1,544,487,227	17,031
	12/4/2012	USD	3,191,110	NOK	18,820,368	46,954
	12/4/2012	USD	3,158,284	NZD	3,915,163	(31,698)
	12/4/2012	USD	3,166,411	RUB	102,192,739	(51,767)
	12/4/2012	USD	3,151,173	ZAR	26,261,087	(72,478)
						$(156,627)
Emerging Currency Fund
	9/5/2012	BRL	275,303	USD	134,853	$(827)
	9/5/2012	BRL	275,083	USD	135,776	204
	9/5/2012	BRL	825,244	USD	404,730	(1,985)
	9/5/2012	BRL	37,189,742	USD	18,128,073	(200,574)
	9/5/2012	USD	18,875,448	BRL	38,565,372	131,167
	10/2/2012	USD	18,139,579	BRL	37,363,904	192,564
	11/5/2012	CNH	871,067	USD	135,797	(511)
	11/5/2012	CNH	871,554	USD	136,180	(204)
	11/5/2012	CNH	2,611,974	USD	407,370	(1,362)
	11/5/2012	IDR	1,297,873,066	USD	135,477	1,475
	11/5/2012	IDR	1,299,312,553	USD	135,769	1,618
	11/5/2012	IDR	3,895,778,201	USD	407,849	5,618

70	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
	11/5/2012	INR	7,653,741	USD	133,807	$(1,876)
	11/5/2012	INR	7,644,356	USD	136,506	990
	11/5/2012	INR	22,979,674	USD	406,720	(654)
	11/5/2012	KRW	155,349,084	USD	136,152	(277)
	11/5/2012	KRW	155,514,199	USD	137,429	855
	11/5/2012	KRW	466,013,773	USD	410,476	1,221
	11/5/2012	MXN	1,817,237	USD	137,025	729
	11/5/2012	MXN	1,818,520	USD	137,701	1,309
	11/5/2012	MXN	5,452,387	USD	413,946	5,008
	11/5/2012	MYR	430,518	USD	136,651	(639)
	11/5/2012	MYR	430,824	USD	138,218	830
	11/5/2012	MYR	1,291,448	USD	413,793	1,958
	11/5/2012	PHP	5,699,652	USD	135,738	833
	11/5/2012	PHP	5,708,494	USD	136,436	1,322
	11/5/2012	PHP	17,095,524	USD	407,910	3,277
	11/5/2012	PLN	456,917	USD	137,095	387
	11/5/2012	PLN	457,257	USD	137,170	361
	11/5/2012	PLN	1,370,713	USD	416,936	6,824
	11/5/2012	THB	4,309,521	USD	135,562	(1,342)
	11/5/2012	THB	4,314,710	USD	136,390	(679)
	11/5/2012	THB	12,928,514	USD	408,355	(2,356)
	11/5/2012	TRY	249,300	USD	137,929	2,017
	11/5/2012	TRY	249,386	USD	138,287	2,328
	11/5/2012	TRY	747,343	USD	414,523	7,092
	11/5/2012	USD	18,997,087	CNH	121,809,321	64,105
	11/5/2012	USD	18,998,073	IDR	182,229,514,874	(183,240)
	11/5/2012	USD	19,014,106	INR	1,072,585,733	231
	11/5/2012	USD	19,011,485	KRW	21,748,188,206	87,883
	11/5/2012	USD	19,011,314	MXN	254,571,001	81,917
	11/5/2012	USD	19,037,146	MYR	60,288,737	188,577
	11/5/2012	USD	19,002,144	PHP	798,090,056	(112,160)
	11/5/2012	USD	18,861,715	PLN	64,011,003	290,152
	11/5/2012	USD	19,021,789	THB	603,846,702	161,128
	11/5/2012	USD	19,099,088	TRY	34,953,241	(43,523)
	11/5/2012	USD	18,910,518	ZAR	157,358,203	(393,131)
	11/5/2012	ZAR	1,123,166	USD	136,084	3,914
	11/5/2012	ZAR	1,123,384	USD	137,458	5,262
	11/5/2012	ZAR	3,369,105	USD	408,545	12,080
	11/6/2012	CLP	66,457,539	USD	136,603	(507)
	11/6/2012	CLP	66,437,745	USD	138,311	1,241
	11/6/2012	CLP	199,390,023	USD	411,325	(42)
	11/6/2012	COP	246,751,019	USD	135,951	1,929
	11/6/2012	COP	246,623,075	USD	136,105	2,153
	11/6/2012	COP	740,418,872	USD	408,958	6,803
	11/6/2012	RUB	4,419,695	USD	136,037	693
	11/6/2012	RUB	4,417,285	USD	137,526	2,256
	11/6/2012	RUB	13,251,585	USD	413,079	7,279
	11/6/2012	USD	19,027,436	CLP	9,307,270,224	174,690
	11/6/2012	USD	19,056,947	COP	34,588,358,060	(270,453)
	11/6/2012	USD	18,927,438	RUB	619,345,504	38,662
						$284,600

WisdomTree Currency, Fixed Income and Alternative Funds	71

Notes to Financial Statements (continued)

Fund Name	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Indian Rupee Fund
	11/5/2012	USD	6,197,804	INR	350,547,807	$16,556
	11/5/2012	USD	6,015,516	INR	340,237,577	16,069
	11/5/2012	USD	6,014,452	INR	340,237,577	17,133
						$49,758
South African Rand Fund
	11/5/2012	USD	1,613,891	ZAR	13,365,760	$(41,053)
	11/5/2012	USD	1,566,367	ZAR	12,972,650	(39,788)
	11/5/2012	USD	1,566,348	ZAR	12,972,649	(39,770)
						$(120,611)
Asia Local Debt Fund
	9/4/2012	MYR	1,023,128	USD	329,234	$1,781
	9/19/2012	USD	4,990,974	HKD	38,706,000	(474)
	9/19/2012	USD	24,866,459	SGD	31,795,000	512,331
	9/19/2012	USD	1,738,306	SGD	2,200,000	17,735
	9/19/2012	USD	560,587	SGD	718,000	12,521
	9/19/2012	USD	21,487,612	TWD	642,393,662	(25,127)
	9/19/2012	USD	553,478	TWD	16,549,000	(573)
	9/19/2012	USD	426,507	TWD	12,750,000	(527)
	9/19/2012	USD	274,093	TWD	8,194,000	(330)
	9/19/2012	USD	273,527	TWD	8,173,000	(466)
	9/20/2012	USD	3,470,014	INR	192,100,000	(34,346)
						$482,525
Emerging Markets Local Debt Fund
	9/4/2012	MYR	3,454,563	USD	1,111,650	$6,012
	9/4/2012	PHP	8,202,600	USD	195,719	768
	9/4/2012	USD	54,213	BRL	111,082	533
	9/19/2012	KRW	398,000,000	USD	342,101	(8,381)
	9/19/2012	KRW	400,000,000	USD	351,463	(780)
	9/19/2012	KRW	799,000,000	USD	686,367	(17,238)
	9/19/2012	THB	10,814,000	USD	342,432	(1,990)
	9/19/2012	THB	11,149,000	USD	351,593	(3,498)
	9/19/2012	TRY	635,000	USD	354,590	6,036
	9/19/2012	USD	26,886,378	KRW	31,531,000,000	880,041
	9/19/2012	USD	9,599,118	THB	304,397,642	95,823
	9/19/2012	USD	1,771,311	THB	56,000,000	12,266
	9/19/2012	USD	17,823,836	TRY	32,500,000	15,549
						$985,141
Managed Futures Strategy Fund (consolidated)
	9/19/2012	JPY	17,818,000	USD	223,314	$(4,269)
	9/19/2012	JPY	21,515,000	USD	270,189	(4,614)
	9/19/2012	JPY	29,814,000	USD	380,635	(169)
	9/19/2012	JPY	37,702,000	USD	475,818	(5,736)
	9/19/2012	JPY	45,515,000	USD	572,285	(9,061)
	9/19/2012	JPY	47,645,000	USD	598,624	(9,928)
	9/19/2012	JPY	90,736,000	USD	1,155,005	(3,934)
	9/19/2012	JPY	98,565,000	USD	1,242,238	(16,697)
	9/19/2012	JPY	129,039,000	USD	1,632,768	(15,400)
	9/19/2012	JPY	186,707,000	USD	2,345,604	(39,137)
	9/19/2012	JPY	208,802,000	USD	2,674,035	7,082
	9/19/2012	JPY	1,421,026,000	USD	18,142,456	(7,796)
	9/19/2012	USD	29,421,075	JPY	2,301,493,000	(24,936)
	9/19/2012	USD	424,851	JPY	33,391,000	1,641
	12/19/2012	USD	18,158,383	JPY	1,421,026,000	7,934
						$(125,020)

72	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Currency Legend:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

CLP – Chilean peso

CNH – Offshore Chinese renminbi

CNY – Chinese yuan

COP – Colombian peso

HKD – Hong Kong dollar

IDR – Indonesian rupiah

INR – Indian rupee

JPY – Japanese yen

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PHP – Philippines peso

PLN – Polish zloty

RUB – Russian ruble

SGD – Singapore dollar

THB – Thai baht

TRY – Turkish new lira

TWD – New Taiwan dollar

USD – U.S. dollar

ZAR – South African rand

Currency, Interest Rate and Total Return Swaps — Each Fund may enter into swap agreements, including interest rate swaps, currency swaps and total return swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest rate payment. A typical foreign cross-currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the Brazilian real). A typical total return swap involves the payment of the total return on a reference asset in return for payments equal to a rate of interest on another reference asset. The total return typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements may be used to achieve exposure to, for example, currencies, interest rates, indexes and money market securities without actually purchasing such currencies or securities. The Managed Futures Strategy Fund and the Global Real Return Fund may enter into swaps transactions based on commodities or commodity indexes. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

Detailed below is the cross-currency interest rate swap agreement outstanding as of August 31, 2012:

Fund	Counterparty	Termination Date	Fixed Rate Notional Amount (000)	Fund Receives Fixed Rate (per annum)	Floating Rate Notional Amount (000)	Fund Pays Floating Rate (per annum)	Unrealized Appreciation
Global Real Return Fund (consolidated)	UBS AG	7/14/16	5 CLF	1.89%	$220	6-Month LIBOR	$7,226

Detailed below are the total return swap agreements outstanding as of August 31, 2012:

Fund	Counterparty	Termination Date	Notional Amount (000)	Fund Pays Fixed Rate (per annum)	Fund Receives Total Return of Reference Entity	Unrealized Appreciation
Global Real Return Fund (consolidated)	JPMorgan Chase Bank, N.A.	7/16/13	$500	0.30%	Credit Suisse Commodity Benchmark Excess Return Index	$—
	UBS AG	12/14/12	738	3-Month U.S. Treasury Bill Index + 0.80%	AFT CTI Modified Index	1,119
Managed Futures Strategy Fund (consolidated)	UBS AG	12/14/12	51,299	3-Month U.S. Treasury Bill Index + 0.45%	AFT CTI Modified Index	86,073

Abbreviations:

AFT CTI – The Alpha Financial Technologies Commodity Trends Indicator

CLF – Chilean Unidad de Fomento

LIBOR – London Interbank Offered Rate

WisdomTree Currency, Fixed Income and Alternative Funds	73

Notes to Financial Statements (continued)

Futures Contracts — Each Fund may transact in currency futures contracts and U.S. Treasury futures contracts. The Managed Futures Strategy Fund and Global Real Return Fund may transact in commodity, currency and U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities. Additionally, such segregated assets will generally ensure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

The following futures contracts were open at August 31, 2012:

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Global Real Return Fund (consolidated)	Futures Contracts Long
	Gold 100 Ounce Futures	1	$168,760	Dec-12	$7,476

Managed Futures Strategy Fund (consolidated)	Futures Contracts Short
	Coffee Futures	11	(679,594)	Dec-12	(41)
	Copper Futures	27	(2,333,475)	Dec-12	(17,270)
	Euro Foreign Exchange Currency Futures	124	(19,523,800)	Dec-12	(113,322)
	Lean Hogs Futures	31	(897,760)	Dec-12	(112)
	Live Cattle Futures	28	(1,440,880)	Dec-12	(101)
	Natural Gas Futures	62	(1,996,400)	Dec-12	(217)
	Sugar #11 (World) Futures	20	(459,424)	Mar-13	(75)
	Swiss Franc Currency Futures	23	(3,019,038)	Dec-12	(18,325)
					(149,463)
	Futures Contracts Long
	Australian Dollar Currency Futures	29	2,966,120	Dec-12	7,598
	British Pound Currency Futures	76	7,542,050	Dec-12	44,916
	Canadian Dollar Currency Futures	15	1,518,450	Dec-12	10,905
	Cocoa Futures	18	469,800	Dec-12	39,273
	Corn Futures	43	1,719,463	Dec-12	(10,202)
	Cotton Futures	12	463,560	Dec-12	(45)
	Gasoline RBOB Futures	14	1,662,864	Dec-12	175,872
	Gold 100 Ounce Futures	10	1,687,600	Dec-12	(35)
	Heating Oil Futures	11	1,467,266	Dec-12	128,251

74	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
	Silver Futures	5	$786,050	Dec-12	$(17)
	Soybean Futures	29	2,546,925	Nov-12	455,523
	U.S. Long Bond (CBT) Futures	74	11,204,063	Dec-12	(47,069)
	U.S. Treasury Notes 10yr Futures	84	11,232,375	Dec-12	16,792
	Wheat Futures (CBT)	24	1,067,400	Dec-12	(15,665)
	WTI Crude Futures	38	3,688,660	Dec-12	276,897
					1,082,994
	Total				$933,531

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The value of the collateral received for securities on loan along with the obligation to return the collateral are included on the Statements of Assets and Liabilities. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

The securities lending income earned by the Funds is disclosed on the Statements of Operations.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. Government, its agencies, non-U.S. Government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital to the extent of a shareholder’s tax basis, and thereafter as capital gain.

3. ADVISORY FEES AND TRANSACTIONS

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management (“MCM”) to provide sub-advisory services to the Asia Local Debt Fund, Australia & New Zealand Debt Fund, Emerging Markets Local Debt Fund, Euro Debt Fund, Global Real Return Fund, and Managed Futures Strategy Fund. Also, WTAM has arranged for The Dreyfus Corporation (“Dreyfus”) to provide sub-advisory services to the Currency Funds and for Western Asset Management Company (“WAMCO”) to provide sub-advisory services to the Emerging Markets Corporate Bond Fund. MCM, Dreyfus and WAMCO are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund administration, and all other non-distribution

WisdomTree Currency, Fixed Income and Alternative Funds	75

Notes to Financial Statements (continued)

related services necessary for the Funds to operate. Under the Investment Advisory Agreement for each Fund, and as also described in Note 2, WTAM agrees to pay all expenses of the Funds, except compensation and expenses of the Independent Trustees, counsel to the Independent Trustees and the Trust’s CCO, interest expenses and taxes, brokerage expenses, and other expenses connected with the execution of portfolio transactions, any distribution fees or expenses, legal fees or expenses and extraordinary expenses.

Pursuant to a separate contractual arrangement, also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table.

Fund	Advisory Fee Rate
Brazilian Real Fund	0.45%
Chinese Yuan Fund	0.45%
Commodity Currency Fund	0.55%
Emerging Currency Fund	0.55%
Indian Rupee Fund	0.45%
Japanese Yen Fund	0.35%
South African Rand Fund	0.45%
Asia Local Debt Fund	0.55%
Australia & New Zealand Debt Fund	0.45%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Euro Debt Fund	0.35%
Global Real Return Fund (consolidated)	0.60%
Managed Futures Strategy Fund (consolidated)	0.95%

Each Fund may purchase shares of affiliated exchanged traded funds (“ETF”) in secondary market transactions. For the fiscal year ended August 31, 2012, there were no transactions in affiliated ETFs.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2012, there was an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming Creation Units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind capital share transactions and short-term investments) for the fiscal year ended August 31, 2012 were as follows:

Fund	Purchases	Sales
Brazilian Real Fund	$—	$—
Chinese Yuan Fund	—	—
Commodity Currency Fund	—	—
Emerging Currency Fund	—	—
Indian Rupee Fund	—	—
Japanese Yen Fund	—	—
South African Rand Fund	—	—
Asia Local Debt Fund	226,936,431	419,248,730
Australia & New Zealand Debt Fund	45,740,868	2,387,390
Emerging Markets Corporate Bond Fund†	59,003,191	—
Emerging Markets Local Debt Fund	472,882,862	563,952,308
Euro Debt Fund	7,476,475	1,011,826
Global Real Return Fund (consolidated)	76,838	206,202
Managed Futures Strategy Fund (consolidated)	—	—
†	For the period March 8, 2012 through August 31, 2012.

76	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

For the fiscal year ended August 31, 2012, the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions were as follows:

Fund	Purchases	Redemptions
Asia Local Debt Fund	$—	$3,482,224

Realized gains and losses on in-kind redemptions are not recognized by the Funds for tax purposes.

6. FEDERAL INCOME TAXES

At August 31, 2012, the cost of investments (including securities on loan) for Federal income tax purposes was substantially the same as for book purposes, as indicated below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Brazilian Real Fund	$62,449,627	$1,889	$(15)	$1,874
Chinese Yuan Fund	271,598,155	122,991	(97)	122,894
Commodity Currency Fund	25,127,613	—	(60)	(60)
Emerging Currency Fund	272,981,876	4,871	(458)	4,413
Indian Rupee Fund	18,104,390	49	(32)	17
Japanese Yen Fund	6,495,636	46,218	—	46,218
South African Rand Fund	4,691,668	99	(1)	98
Asia Local Debt Fund	418,140,022	2,424,872	(13,521,918)	(11,097,046)
Australia & New Zealand Debt Fund	43,167,101	1,201,344	(41,510)	1,159,834
Emerging Markets Corporate Bond Fund	61,182,571	2,219,311	(106,412)	2,112,899
Emerging Markets Local Debt Fund	1,303,688,454	7,821,159	(58,759,415)	(50,938,256)
Euro Debt Fund	6,371,966	18,263	(108,495)	(90,232)
Global Real Return Fund (consolidated)	4,660,742	203,663	(366,484)	(162,821)
Managed Futures Strategy Fund (consolidated)	172,959,056	29	(36,397,229)	(36,397,200)

At August 31, 2012, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings
Brazilian Real Fund	$—	$(59,143,936)	$1,874	$(1)	$(59,142,063)
Chinese Yuan Fund	—	(74,475)	122,894	97	48,516
Commodity Currency Fund	—	(5,877,276)	(60)	17,032	(5,860,304)
Emerging Currency Fund	—	(38,636,521)	4,413	240,293	(38,391,815)
Indian Rupee Fund	—	(3,898,475)	17	49,758	(3,848,700)
Japanese Yen Fund	—	(26,433)	46,218	1,182	20,967
South African Rand Fund	—	(1,051,538)	98	—	(1,051,440)
Asia Local Debt Fund	829,853	111,607	(11,097,046)	452,341	(9,703,245)
Australia & New Zealand Debt Fund	18,823	(3,627,630)	1,159,834	3,701	(2,445,272)
Emerging Markets Corporate Bond Fund	30,902	—	2,112,899	—	2,143,801
Emerging Markets Local Debt Fund	3,059,383	(246,544)	(50,938,256)	(296,864)	(48,422,281)
Euro Debt Fund	39,094	—	(90,232)	1,788	(49,350)
Global Real Return Fund (consolidated)	30,318	—	(162,821)	691	(131,812)
Managed Futures Strategy Fund (consolidated)	—	(13,603,515)	(36,397,200)	—	(50,000,715)

WisdomTree Currency, Fixed Income and Alternative Funds	77

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 was as follows:

	Fiscal Year Ended August 31, 2012			Fiscal Year Ended August 31, 2011
Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains
Brazilian Real Fund	$10,217,882		$14,977,266	$5,581,400	$10,639,000
Chinese Yuan Fund	3,873,870		6,166,160	—	3,656,016
Commodity Currency Fund	4,188,840		5,428,694	22,790	65,750
Emerging Currency Fund	15,875,484		2,837,487	2,791,404	8,285,508
Indian Rupee Fund	2,624,184		—	229,346	—
Japanese Yen Fund	—		—	—	—
South African Rand Fund	287,659		238,133	498,680	1,043,804
Asia Local Debt Fund	5,252,991		—	3,228,984	—
Australia & New Zealand Debt Fund	2,443,718		2,222,393	565,740	931,428
Emerging Markets Corporate Bond Fund	1,255,521	†	—	—	—
Emerging Markets Local Debt Fund	42,450,424		273,795	33,983,409	—
Euro Debt Fund	98,414		—	—	—
Global Real Return Fund (consolidated)	66,948		—	—	—
Managed Futures Strategy Fund (consolidated)	1,553,040		3,128,820	—	—
*	Includes short-term capital gains if any.

†	For the period March 8, 2012 through August 31, 2012.

At August 31, 2012, for Federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss Available Through 2018	Short-Term Post Effective No Expiration	Long-Term Post Effective No Expiration	Capital Loss Available Total
Brazilian Real Fund	$—	$18,399,703	$27,641,239	$46,040,942
Chinese Yuan Fund	—	24,627	49,848	74,475
Commodity Currency Fund	—	1,642,560	2,464,196	4,106,756
Emerging Currency Fund	—	7,540,502	11,369,368	18,909,870
Indian Rupee Fund	—	—	—	—
Japanese Yen Fund	2	146	—	148
South African Rand Fund	—	362,873	544,362	907,235
Asia Local Debt Fund	—	—	—	—
Australia & New Zealand Debt Fund	—	1,396,646	2,230,984	3,627,630
Emerging Markets Corporate Bond Fund	—	—	—	—
Emerging Markets Local Debt Fund	—	246,544	—	246,544
Euro Debt Fund	—	—	—	—
Global Real Return Fund (consolidated)	—	—	—	—
Managed Futures Strategy (consolidated)	—	2,888,163	4,332,241	7,220,404

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The carry forward capital losses noted above are all post-enactment capital loss carry forwards.

78	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

During the fiscal year ended August 31, 2012, the following Funds incurred and will elect to defer net post-October capital losses and late-year ordinary losses as follows:

Fund	Late Year Ordinary Losses	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Brazilian Real Fund	$194,379	$5,161,921	$7,746,694
Chinese Yuan Fund	—	—	—
Commodity Currency Fund	102,383	920,723	747,414
Emerging Currency Fund	550,111	15,984,742	3,191,798
Indian Rupee Fund	41,995	3,856,480	—
Japanese Yen Fund	26,265	20	—
South African Rand Fund	12,565	52,721	79,017
Asia Local Debt Fund	—	—	—
Australia & New Zealand Debt Fund	—	—	—
Emerging Markets Corporate Bond Fund	—	—	—
Emerging Markets Local Debt Fund	—	—	—
Euro Debt Fund	—	—	—
Global Real Return Fund (consolidated)	—	—	—
Managed Futures Strategy (consolidated)	1,043,020	2,135,744	3,204,347

During the fiscal year ended August 31, 2012, the following Funds utilized capital loss carryforwards of the noted amount to offset realized gains.

Fund	Utilized Capital Loss Carryforwards
Brazilian Real Fund	$—
Chinese Yuan Fund	—
Commodity Currency Fund	—
Emerging Currency Fund	—
Indian Rupee Fund	—
Japanese Yen Fund	—
South African Rand Fund	—
Asia Local Debt Fund	190,042
Australia & New Zealand Debt Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Euro Debt Fund	373
Global Real Return Fund (consolidated)	758
Managed Futures Strategy (consolidated)	—

At August 31, 2012, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Brazilian Real Fund	$256,571	$21	$(256,592)
Chinese Yuan Fund	920,872	(60,564)	(860,308)
Commodity Currency Fund	228,862	1	(228,863)
Emerging Currency Fund	1,094,810	(462,147)	(632,663)
Indian Rupee Fund	26,213	14,244	(40,457)
Japanese Yen Fund	13,294	578,681	(591,975)
South African Rand Fund	9,858	1	(9,859)
Asia Local Debt Fund	(5,884,285)	6,679,335	(795,050)
Australia & New Zealand Debt Fund	1,896	(1,896)	—
Emerging Markets Corporate Bond Fund	—	—	—
Emerging Markets Local Debt Fund	(18,797,087)	18,781,875	15,212
Euro Debt Fund	2,746	324,723	(327,469)
Global Real Return Fund (consolidated)	1,274	262,718	(263,992)
Managed Futures Strategy (consolidated)	1,004,471	27,389,902	(28,394,373)

WisdomTree Currency, Fixed Income and Alternative Funds	79

Notes to Financial Statements (continued)

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, treatment of swap income, the realization for tax purposes of gain/(loss) on certain derivative instruments and redeptions in-kind.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year ended August 31, 2012, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2012, remains subject to examination by taxing authorities.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

8. LEGAL MATTER

On December 1, 2011, Research Affiliates, LLC filed a complaint in the United States District Court for the Central District of California, naming the Trust, its adviser, WTAM and its affiliates, along with other parties, as defendants. The complaint alleges that the fundamentally weighted investment methodology developed by WisdomTree Investments, Inc. (“WisdomTree Investments”) and employed by the Trust infringes three of plaintiff’s patents. The complaint seeks both unspecified monetary damages to be determined and an injunction to prevent further infringement. The Trust filed its answer to the complaint on January 17, 2012. The Trust believes it has strong defenses to this lawsuit based on its belief that (i) the Trust’s Funds do not practice the indexing methods as claimed in the asserted patents because, for example, the factors used to select Fund assets include market capitalization and the price of the assets, and thus fall outside the scope of the asserted patents, which generally provide that selection of the assets to be used for creation of the index must be based upon factors that are sufficiently independent of market capitalization; and (ii) the patents should be declared invalid because, among other reasons, there is ample evidence that the concept of fundamentals based indexing was widely known and in commercial use by asset managers and index providers well before the patent applications at issue were filed by plaintiff; and (iii) the patents should be declared unenforceable because, in connection with obtaining the asserted patents, plaintiff failed to fulfill its legal duty to disclose to the patent office relevant prior art that, if disclosed, would have resulted in the denial of the patent applications. For example, in support of the defenses that the asserted patents are invalid, the Trust intends to present evidence that as far back as the early 1990s, Robert Jones at Goldman Sachs managed an earnings weighted index fund. As another example, the Trust intends to present evidence that Dow Jones launched a dividend weighted stock index in 2003. These examples support the Trust’s view that the asserted patents are invalid at least because earlier publications and activities of investment professionals anticipated or made obvious plaintiff’s alleged inventions. Specifically, the Currency, Fixed Income and Alternative Funds described herein, do not infringe upon plaintiff’s patents since they are not managed using a fundamentally weighted investment methodology.

While at this early stage of the proceedings it is not possible to determine the probability of any outcome or the probability or amount of any loss, the Trust is confident in the merits of its position. Nevertheless, an adverse resolution could have a negative impact on the Trust and the Funds. For example, in the event of an unfavorable outcome the Trust may be required to pay ongoing license fees if WisdomTree Investments cannot change its indexes in a manner that does not infringe on the patents. This could increase the Funds’ expense ratios and have a negative impact on Fund performance. WTAM and WisdomTree Investments have contractually agreed to indemnify the Trust and pay any losses, claims and damages (including legal fees) incurred by the Trust or a Fund in connection with the complaint. The Trust intends to vigorously defend against plaintiff’s claims.

80	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (concluded)

9. SUBSEQUENT EVENT

The Board of Trustees, after careful consideration, has determined to close the Japanese Yen Fund and the South African Rand Fund.

The last day of trading of shares of the Funds on the NYSE Arca will be December 3, 2012. Shareholders may sell Fund shares through a broker in the standard manner through this date. Customary brokerage charges may apply to such transactions. Each Fund will be closed to new investors as of December 3, 2012. Between December 4 and December 10, each Fund will be in the process of liquidating its portfolio assets. This will cause each Fund to increase its cash holdings and deviate from the investment objective and strategies stated in its prospectus.

Shareholders remaining in the Funds on December 10, 2012 will have their shares redeemed automatically on this date and will receive cash in an amount equal to the net asset value of their shares as of the close of business on December 10, 2012. This amount includes any accrued capital gains and dividends. Shareholders remaining in the Funds on December 10, 2012 will not be charged any transaction fees by the Funds. The net asset value of each Fund will reflect the costs of closing the Fund.

Whether you sell your shares or are automatically redeemed on December 10, 2012, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares.

WisdomTree Currency, Fixed Income and Alternative Funds	81

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Commodity Currency Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Euro Debt Fund, WisdomTree Global Real Return Fund and WisdomTree Managed Futures Strategy Fund (fourteen of the investment funds constituting the WisdomTree Trust (the “Trust”)) as of August 31, 2012, and the related statements of operations, the changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Dreyfus Brazilian Real Fund, WisdomTree Dreyfus Chinese Yuan Fund, WisdomTree Dreyfus Commodity Currency Fund, WisdomTree Dreyfus Emerging Currency Fund, WisdomTree Dreyfus Indian Rupee Fund, WisdomTree Dreyfus Japanese Yen Fund, WisdomTree Dreyfus South African Rand Fund, WisdomTree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Euro Debt Fund, WisdomTree Global Real Return Fund and WisdomTree Managed Futures Strategy Fund of WisdomTree Trust at August 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2012

82	WisdomTree Currency, Fixed Income and Alternative Funds

Approval of Investment Advisory and Sub-Advisory Agreement (unaudited)

Approval of Investment Advisory Agreements. The Trust and the Investment Adviser have entered into an investment advisory agreement covering each Fund discussed herein. At meetings held on December 7, 2011 and March 1, 2012, the Board of Trustees approved the Investment Advisory Agreement for the Emerging Markets Corporate Bond Fund with a management fee of 0.60%. Also at the March 1, 2012 meeting the Board of Trustees re-approved the Investment Advisory Agreement for each existing Fund. In each approval the Board reviewed and analyzed the factors it deemed relevant, including: (i) the nature, quality, and extent of the services to be provided by WTAM to the Funds; (ii) the investment performance of the Funds; (iii) the costs of services to be provided and the profits to be realized by WTAM from its relationships with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v)whether the fee levels reflect these economies of scale for the benefit of investors.

The Board also considered the nature and quality of the services to be provided by WTAM to the Funds, recognizing WTAM’s operational capabilities and resources. The Board also noted the extensive responsibilities that WTAM has as investment adviser to the Funds, including the selection of the Funds’ Sub-Advisers, oversight of the Sub-Advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds.

The Board gave substantial consideration to the fees payable to WTAM. The Board examined the fees to be paid by each Fund in light of fees paid to other investment managers by comparable funds and the method of computing each Fund’s fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided and the costs anticipated to be incurred by WTAM, the Board concluded that the level of the fees paid to WTAM with respect to each Fund is fair and reasonable. The Board evaluated WTAM’s costs and profitability in serving as investment adviser to the existing Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds and the costs associated with compensating the Sub-Advisers.

At the December 7, 2011 Board Meeting, the Board also approved the Sub-Advisory Agreement between WTAM and WAMCO, on behalf of the Emerging Markets Corporate Bond Fund. On March 1, 2012 the Board re-approved the Sub-Advisory Agreement between WTAM and MCM, on behalf of the Asia Local Debt Fund, Global Real Return Fund, Emerging Markets Local Debt Fund, and Managed Futures Strategy Fund, and re-approved the Sub-Advisory Agreement between WTAM and Dreyfus, on behalf of each of the Currency Funds, Australia & New Zealand Debt Fund and Euro Debt Fund, using essentially the same criteria it used in connection with the Investment Advisory Agreements. At each meeting the Board considered WAMCO’s, MCM’s and Dreyfus’s operational capabilities and resources and WAMCO’s, MCM’s and Dreyfus’s experience in serving as an adviser to ETFs and other funds. The Board considered the investment performance of the Funds, and the expertise and performance of the WAMCO, MCM and Dreyfus personnel. The Board also noted that Bank of New York Mellon Corporation, an affiliate of MCM, serves as the Funds’ administrator, accountant, custodian, transfer agent and securities lending agent and receives compensation for acting in these capacities and is responsible for, among other things, coordinating the Funds’ audits, financial statements and tax returns, managing expenses and budgeting for the Funds, processing trades on behalf of each Fund and custodying Fund assets. The Board concluded that the benefits accruing to MCM and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the anticipated costs of providing the relevant services. The Board noted that WTAM, not the Funds, pays the fees to WAMCO, MCM and Dreyfus under the Sub-Advisory Agreement for each Fund.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of WTAM, WAMCO, MCM and Dreyfus, the Board determined that the approval and re-approval of the Investment Advisory Agreements and the Sub-Advisory Agreements was in the best interests of each Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Investment Advisory Agreements and Sub-Advisory Agreements for each Fund.

WisdomTree Currency, Fixed Income and Alternative Funds	83

Frequency Distribution of Discounts & Premiums (unaudited)

The below chart presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the midpoint of the highest bid and lowest offer for Fund shares as of close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart represents information about the size and frequency of premiums or discounts. As with other exchange traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of the U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Funds that invest in non-U.S. securities. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in it’s NAV (or vice versa).

*Basis point (bps), is a unit that is equal to 1/100th of 1%.

		Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	*Basis Point Differential	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
WisdomTree Dreyfus Brazilian Real Fund
May 14, 2008 – August 31, 2012	0 – 24.9	219	19.09%	204	17.79%
	25 – 49.9	183	15.96%	125	10.90%
	50 – 74.9	100	8.72%	80	6.97%
	75 – 99.9	41	3.57%	39	3.40%
	100 – 124.9	15	1.31%	30	2.61%
	125 – 174.9	18	1.57%	40	3.49%
	175 – 199.9	1	0.09%	7	0.61%
	200 – 249.9	4	0.35%	15	1.31%
	>250	9	0.78%	17	1.48%
	Total	590	51.44%	557	48.56%
WisdomTree Dreyfus Chinese Yuan Fund
May 14, 2008 – August 31, 2012	0 – 24.9	401	34.96%	502	43.77%
	25 – 49.9	99	8.63%	56	4.88%
	50 – 74.9	14	1.22%	30	2.61%
	75 – 99.9	3	0.26%	14	1.22%
	100 – 124.9	0	0.00%	11	0.96%
	125 – 174.9	1	0.09%	14	1.22%
	175 – 199.9	0	0.00%	1	0.09%
	200 – 249.9	0	0.00%	1	0.09%
	>250	0	0.00%	0	0.00%
	Total	518	45.16%	629	54.84%
WisdomTree Dreyfus Commodity Currency Fund
September 24, 2010 – August 31, 2012	0 – 24.9	161	32.86%	137	27.96%
	25 – 49.9	82	16.73%	67	13.67%
	50 – 74.9	12	2.45%	19	3.88%
	75 – 99.9	4	0.82%	4	0.82%
	100 – 124.9	0	0.00%	3	0.61%
	125 – 174.9	1	0.20%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	260	53.06%	230	46.94%

84	WisdomTree Currency, Fixed Income and Alternative Funds

Frequency Distribution of Discounts & Premiums (unaudited) (continued)

		Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	*Basis Point Differential	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
WisdomTree Dreyfus Emerging Currency Fund
May 6, 2009 – August 31, 2012	0 – 24.9	354	39.29%	241	26.75%
	25 – 49.9	153	16.98%	73	8.10%
	50 – 74.9	43	4.77%	21	2.33%
	75 – 99.9	5	0.56%	6	0.67%
	100 – 124.9	2	0.22%	1	0.11%
	125 – 174.9	0	0.00%	1	0.11%
	175 – 199.9	1	0.11%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	558	61.93%	343	38.07%
WisdomTree Dreyfus Indian Rupee Fund
May 14, 2008 – August 31, 2012	0 – 24.9	274	23.89%	254	22.14%
	25 – 49.9	189	16.48%	140	12.21%
	50 – 74.9	69	6.02%	65	5.67%
	75 – 99.9	34	2.96%	36	3.14%
	100 – 124.9	24	2.09%	18	1.57%
	125 – 174.9	16	1.39%	15	1.31%
	175 – 199.9	2	0.17%	1	0.09%
	200 – 249.9	2	0.17%	3	0.26%
	>250	1	0.09%	4	0.35%
	Total	611	53.26%	536	46.74%
WisdomTree Dreyfus Japanese Yen Fund
May 21, 2008 – August 31, 2012	0 – 24.9	222	19.44%	287	25.13%
	25 – 49.9	109	9.54%	176	15.41%
	50 – 74.9	36	3.15%	103	9.02%
	75 – 99.9	20	1.75%	58	5.08%
	100 – 124.9	9	0.79%	66	5.78%
	125 – 174.9	8	0.70%	39	3.41%
	175 – 199.9	0	0.00%	2	0.18%
	200 – 249.9	2	0.18%	4	0.35%
	>250	1	0.09%	0	0.00%
	Total	407	35.64%	735	64.36%
WisdomTree Dreyfus South African Rand Fund
June 25, 2008 – August 31, 2012	0 – 24.9	247	22.10%	223	19.95%
	25 – 49.9	160	14.31%	157	14.04%
	50 – 74.9	70	6.26%	99	8.85%
	75 – 99.9	36	3.22%	24	2.15%
	100 – 124.9	12	1.07%	22	1.97%
	125 – 174.9	12	1.07%	24	2.15%
	175 – 199.9	6	0.54%	10	0.89%
	200 – 249.9	3	0.27%	5	0.45%
	>250	1	0.09%	7	0.62%
	Total	547	48.93%	571	51.07%
WisdomTree Asia Local Debt Fund
March 17, 2011 – August 31, 2012	0 – 24.9	142	38.38%	106	28.65%
	25 – 49.9	82	22.16%	28	7.57%
	50 – 74.9	7	1.89%	4	1.08%
	75 – 99.9	0	0.00%	0	0.00%
	100 – 124.9	0	0.00%	0	0.00%
	125 – 174.9	0	0.00%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	1	0.27%
	>250	0	0.00%	0	0.00%
	Total	231	62.43%	139	37.57%

WisdomTree Currency, Fixed Income and Alternative Funds	85

Frequency Distribution of Discounts & Premiums (unaudited) (continued)

		Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	*Basis Point Differential	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
WisdomTree Australia & New Zealand Debt Fund
June 25, 2008 – August 31, 2012	0 – 24.9	294	26.30%	197	17.62%
	25 – 49.9	150	13.42%	124	11.09%
	50 – 74.9	89	7.96%	63	5.63%
	75 – 99.9	41	3.67%	39	3.49%
	100 – 124.9	22	1.97%	27	2.41%
	125 – 174.9	11	0.98%	26	2.32%
	175 – 199.9	3	0.27%	7	0.63%
	200 – 249.9	7	0.62%	6	0.54%
	>250	5	0.45%	7	0.63%
	Total	622	55.64%	496	44.36%
WisdomTree Emerging Markets Corporate Bond Fund
March 8, 2012 – August 31, 2012	0 – 24.9	41	33.06%	35	28.23%
	25 – 49.9	9	7.26%	21	16.93%
	50 – 74.9	0	0.00%	14	11.29%
	75 – 99.9	0	0.00%	3	2.42%
	100 – 124.9	0	0.00%	1	0.81%
	125 – 174.9	0	0.00%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	0	0.00%
	Total	50	40.32%	74	59.68%
WisdomTree Emerging Markets Local Debt Fund
August 9, 2010 – August 31, 2012	0 – 24.9	144	27.54%	87	16.63%
	25 – 49.9	152	29.06%	33	6.31%
	50 – 74.9	59	11.28%	7	1.34%
	75 – 99.9	21	4.02%	5	0.96%
	100 – 124.9	9	1.72%	2	0.38%
	125 – 174.9	2	0.38%	1	0.19%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	0	0.00%	1	0.19%
	Total	387	74.00%	136	26.00%
WisdomTree Euro Debt Fund
May 14, 2008 – August 31, 2012	0 – 24.9	238	20.75%	272	23.72%
	25 – 49.9	111	9.68%	130	11.33%
	50 – 74.9	66	5.75%	52	4.53%
	75 – 99.9	26	2.27%	23	2.01%
	100 – 124.9	10	0.87%	14	1.22%
	125 – 174.9	8	0.70%	16	1.40%
	175 – 199.9	2	0.17%	6	0.52%
	200 – 249.9	0	0.00%	13	1.13%
	>250	1	0.09%	159	13.86%
	Total	462	40.28%	685	59.72%

86	WisdomTree Currency, Fixed Income and Alternative Funds

Frequency Distribution of Discounts & Premiums (unaudited) (concluded)

		Market Price Above or Equal to Net Asset Value		Market Price Below Net Asset Value
	*Basis Point Differential	Number of Days	Percentage of Total Days	Number of Days	Percentage of Total Days
WisdomTree Global Real Return Fund
July 14, 2011 – August 31, 2012	0 – 24.9	22	7.64%	20	6.94%
	25 – 49.9	6	2.08%	14	4.86%
	50 – 74.9	6	2.08%	14	4.86%
	75 – 99.9	4	1.39%	12	4.17%
	100 – 124.9	3	1.04%	14	4.86%
	125 – 174.9	1	0.35%	20	6.94%
	175 – 199.9	0	0.00%	11	3.83%
	200 – 249.9	0	0.00%	13	4.51%
	>250	1	0.35%	127	44.10%
	Total	43	14.93%	245	85.07%
WisdomTree Managed Futures Strategy Fund
January 5, 2011 – August 31, 2012	0 – 24.9	225	53.70%	163	38.90%
	25 – 49.9	19	4.53%	8	1.91%
	50 – 74.9	2	0.48%	0	0.00%
	75 – 99.9	1	0.24%	0	0.00%
	100 – 124.9	0	0.00%	0	0.00%
	125 – 174.9	0	0.00%	0	0.00%
	175 – 199.9	0	0.00%	0	0.00%
	200 – 249.9	0	0.00%	0	0.00%
	>250	1	0.24%	0	0.00%
	Total	248	59.19%	171	40.81%

Important Information

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-866-909-WISE (9473) or download a prospectus online at WisdomTree.com. Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

WisdomTree Funds are distributed by ALPS Distributors, Inc. (“ADI”).

WisdomTree Currency, Fixed Income and Alternative Funds	87

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 380 Madison Avenue, 21st Floor, New York, NY 10017.

Interested Trustee and Officers

Name (year of birth)	Position	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer
Jonathan Steinberg (1964)	Trustee, President*	Trustee and Officer since 2005	President, WisdomTree Trust since 2005; Chief Executive Officer and Director of WisdomTree Investments, Inc. since 1989.	48	None

Amit Muni (1969)	Treasurer,* Assistant Secretary*	Officer since 2008	Chief Financial Officer and Assistant Secretary of WisdomTree Investments, Inc. since 2008; International Securities Exchange Holdings, Inc. (ISE), Controller and Chief Accounting Officer from 2003 to 2008.	48	None

Sarah English** (1977)	Secretary*	Officer since 2012	Counsel, WisdomTree Asset Management, Inc. since 2010; Attorney, NYFIX, Inc. 2006 to 2009.	48	None

Terry Jane Feld** (1960)	Chief Compliance Officer*	Officer since 2012	Chief Compliance Officer, WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management, Inc. since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD-SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.	48	None

+	As of August 31, 2012.

*	Elected by and serves at the pleasure of the Board of Trustees.
**	Sarah English and Terry Jane Feld were elected as officers to the Trust by the Board of Trustees on October 5, 2012.

88	WisdomTree Currency, Fixed Income and Alternative Funds

Trustees and Officers Information (unaudited) (concluded)

Independent Trustees

Name (year of birth)	Position	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee+	Other Directorships Held by Trustee

Joel Goldberg* (1945)	Trustee	Trustee since 2012	Attorney, Partner at Stroock & Stroock & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010.	48	None

Toni Massaro (1955)**	Trustee	Trustee since 2006	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	48	None

Victor Ugolyn (1947)	Trustee, Chairman of the Board of Trustees	Trustee since 2006	Private Investor, 2005 to Present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds 1991 to 2004.	48	Member of the Board of New York Society of Security Analysts; Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame

+	As of August 31, 2012.

*	Chair of the Governance and Nominating Committee. Joel Goldberg was appointed to the Board on October 5, 2012.

**	Chair of the Audit Committee.

WisdomTree Currency, Fixed Income and Alternative Funds	89

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended August 31, 2012 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year ended August 31, 2012 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
Brazilian Real Fund	100%	0%
Chinese Yuan Fund	100%	0%
Commodity Currency Fund	100%	0%
Emerging Currency Fund	100%	0%
Indian Rupee Fund	100%	0%
Japanese Yen Fund	0%	0%
South African Rand Fund	100%	0%
Asia Local Debt Fund	0%	1.13%
Australia & New Zealand Debt Fund	100%	0.53%
Emerging Markets Corporate Bond Fund	0%	0.04%
Emerging Markets Local Debt Fund	100%	0.08%
Euro Debt Fund	0%	0%
Global Real Return Fund (consolidated)	100%	26.98%
Managed Futures Strategy Fund (consolidated)	100%	0%

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year ended August 31, 2012 to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Brazilian Real Fund	$—	$—
Chinese Yuan Fund	—	—
Commodity Currency Fund	—	—
Emerging Currency Fund	—	—
Indian Rupee Fund	—	—
Japanese Yen Fund	—	—
South African Rand Fund	—	—
Asia Local Debt Fund	13,438,259	651,050
Australia & New Zealand Debt Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	56,639,610	1,093,686
Euro Debt Fund	—	—
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—

90	WisdomTree Currency, Fixed Income and Alternative Funds

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the Securities and Exchange Commission (“SEC”) no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Meeting Results

A special meeting of shareholders of the Trust was held on June 29, 2012, with adjournment and continuation on August 8, 2012, for certain proposals related to each of the Funds. All of the proposals presented at the special meeting and adjournment were ultimately approved by Fund shareholders. The percentages shown below represent the percent of voting shares present at the meeting that voted for the proposal. The proposals acted upon by shareholders and the results of the shareholder vote were as follows:

Proposal 1

The approval of a new investment advisory agreement between the Trust and WTAM, to go into effect if there is a subsequent change of control of WTAM caused by a reduction in ownership of the largest shareholder of WisdomTree Investments, the parent company of WTAM.

Fund	Votes For	Votes Abstain	Votes Against	Broker Non- Votes	Percentage For
WisdomTree Dreyfus Brazilian Real Fund	1,560,948	50,745	66,780	444,257	73.534
WisdomTree Dreyfus Chinese Yuan Fund	5,668,561	142,529	220,873	1,557,838	74.687
WisdomTree Dreyfus Commodity Currency Fund	550,734	21,762	12,905	172,270	72.688
WisdomTree Dreyfus Emerging Currency Fund	7,487,673	51,556	82,668	824,570	88.649
WisdomTree Dreyfus Indian Rupee Fund	376,480	7,673	16,900	52,382	83.029
WisdomTree Dreyfus Japanese Yen Fund	324,621	1,281	737	0	99.382
WisdomTree Dreyfus South African Rand Fund	109,792	1,741	13,678	0	87.686
WisdomTree Emerging Markets Local Debt Fund	12,756,060	112,764	144,407	0	98.023
WisdomTree Asia Local Debt Fund	5,315,150	2,953	14,783	0	99.668
WisdomTree Australia & New Zealand Debt Fund	589,053	21,033	30,432	218,745	68.553
WisdomTree Euro Debt Fund	87,133	13,476	8,998	8,844	73.561
WisdomTree Emerging Markets Corporate Bond Fund	300,587	130,330	460	0	69.68
WisdomTree Global Real Return Fund	51,482	400	400	0	98.47
WisdomTree Managed Futures Strategy Fund	2,702,506	10,573	180,668	0	93.392

Proposal 2

The approval of a new investment sub-advisory agreement between WTAM and Dreyfus, with respect to each of these Funds, to go into effect if there is a subsequent change of control of WTAM caused by a reduction in ownership of the largest shareholder of WisdomTree Investments, the parent company of WTAM.

Fund	Votes For	Votes Abstain	Votes Against	Broker Non- Votes	Percentage For
WisdomTree Dreyfus Brazilian Real Fund	1,559,268	52,582	66,623	444,257	73.455
WisdomTree Dreyfus Chinese Yuan Fund	5,666,344	143,948	221,671	1,557,838	74.657
WisdomTree Dreyfus Emerging Currency Fund	7,485,979	50,051	85,867	824,570	88.628
WisdomTree Dreyfus Indian Rupee Fund	376,985	7,873	16,195	52,382	83.14
WisdomTree Dreyfus Japanese Yen Fund	324,618	1,283	738	0	99.381
WisdomTree Dreyfus South African Rand Fund	109,792	2,041	13,378	0	87.686
WisdomTree Australia & New Zealand Debt Fund	586,669	22,472	31,377	218,745	68.276
WisdomTree Euro Debt Fund	88,233	13,476	7,898	8,844	74.489

WisdomTree Currency, Fixed Income and Alternative Funds	91

General Information (unaudited) (concluded)

Proposal 3

approval to make future changes to sub-advisory arrangements without a shareholder vote.

Fund	Votes For	Votes Abstain	Votes Against	Broker Non- Votes	Percentage For
WisdomTree Dreyfus Brazilian Real Fund	1,469,864	48,729	159,880	444,257	69.243
WisdomTree Dreyfus Chinese Yuan Fund	5,287,649	130,296	614,018	1,557,838	69.668
WisdomTree Dreyfus Emerging Currency Fund	7,257,985	93,121	270,791	824,570	85.93
WisdomTree Dreyfus Indian Rupee Fund	338,871	5,973	56,209	52,382	74.735
WisdomTree Dreyfus Japanese Yen Fund	320,675	600	5,364	0	98.174
WisdomTree Dreyfus South African Rand Fund	102,378	816	22,017	0	81.764
WisdomTree Australia & New Zealand Debt Fund	621,578	23,801	75,083	187,098	68.488
WisdomTree Euro Debt Fund	82,850	13,476	13,281	8,844	69.945

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov or are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102 or (iii) sending your request electronically to publicinfosec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

92	WisdomTree Currency, Fixed Income and Alternative Funds

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of August 31, 2012:

WisdomTree Domestic Dividend Funds

WisdomTree Total Dividend Fund (DTD)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree International Dividend Funds

WisdomTree DEFA Fund (DWM)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Global ex-U.S. Growth Fund (DNL)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree International Dividend
Sector Funds

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Domestic and International Earnings Funds

WisdomTree Total Earnings Fund (EXT)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree LargeCap Growth Fund (ROI)

WisdomTree India Earnings Fund (EPI)

WisdomTree Currency Funds

WisdomTree Dreyfus Brazilian Real Fund (BZF)

WisdomTree Dreyfus Chinese Yuan Fund (CYB)

WisdomTree Dreyfus Commodity Currency Fund (CCX)

WisdomTree Dreyfus Emerging Currency Fund (CEW)

WisdomTree Dreyfus Indian Rupee Fund (ICN)

WisdomTree Dreyfus Japanese Yen Fund (JYF)

WisdomTree Dreyfus South African Rand Fund (SZR)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Euro Debt Fund (EU)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with ALPS Distributors, Inc., the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors’ should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors’ should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

One of the risks associated with the Managed Futures Strategy Fund (WDTI) and the Global Real Return Fund (RRF) is the complexity of the different factors which contribute to each Fund’s performance, as well as their correlation (or non-correlation) of such Funds’ to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WDTI is speculative and involves a substantial degree of risk. WDTI should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WDTI may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the Currency Funds, Fixed Income Funds, WDTI or RRF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Fund’s they may make higher capital gain distributions than other ETFs. Please read each Fund’s prospectus for specific details regarding the Fund’s risk profile.

The Dow Jones Global Select Real Estate Securities (ex-US) Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

380 Madison Avenue, 21st Floor

New York, NY 10017

Currency Funds

WisdomTree Dreyfus Brazilian Real Fund

WisdomTree Dreyfus Chinese Yuan Fund

WisdomTree Commodity Currency Fund

WisdomTree Dreyfus Emerging Currency Fund

WisdomTree Dreyfus Indian Rupee Fund

WisdomTree Dreyfus Japanese Yen Fund

WisdomTree Dreyfus South African Rand Fund

Fixed Income Funds

WisdomTree Asia Local Debt Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Euro Debt Fund

Alternative Funds

WisdomTree Global Real Return Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Fund shares are distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with the Dreyfus Corporation.

WIS004547 10/2013

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to persons appointed by the Registrant’s Board of Trustees as the President and Chief Executive Officer, Chief Financial Officer, Treasurer and/or Chief Accounting Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2012, there were no amendments to any provision of the Code of Ethics. A copy of this code is filed with this Form N-CSR under Item 12(a) (1).

(b) Not applicable.

(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e) Not applicable.

(f) The Trust’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Greg Barton, who is an independent Trustee of the Trust, as that term is defined under Item 3(a) (2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirteen funds of the Registrant for which the fiscal year-end is August 31, 2012 and whose annual financial statements are reported in Item 1.

(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2012 for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

2012: $291,445

2011: $342,520

(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2012 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2012: $0

2011: $0

(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2012: $116,000

2011: $85,222

(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended August 31, 2012 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:

2012: $0

2011: $0

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) Per Rule 2-01(c) (7) (A), the Registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the Registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the Registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the Registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the Registrant’s principal accountant to the Registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(ii) The Registrant’s Audit Committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c) (7) (A) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) that for the fiscal year ended August 31, 2012 are as follows:

2012: $116,000

2011: $85,222

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The Registrant’s audit committee members are Greg Barton, Toni Massaro and Victor Ugolyn.

Item 6. Schedule of Investments.

The schedules are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the President and Treasurer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, is made known to them by others within those entities.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a)(2) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WisdomTree Trust

By:	/s/ Jonathan L. Steinberg
Name:	Jonathan L. Steinberg
Title:	President

Date: November 09, 2012

By:	/s/ Amit Muni
Name:	Amit Muni
Title:	Treasurer

Date: November 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan L. Steinberg
Name:	Jonathan L. Steinberg
Title:	President

Date: November xx, 2012

By:	/s/ Amit Muni
Name:	Amit Muni
Title:	Treasurer

Date: November 09, 2012